                                                                   Series Notice



                                             Perpetual Trustees Victoria Limited

                                 Interstar Securitisation Management Pty Limited

                                    Interstar Securities (Australia) Pty Limited

                                              Interstar Nominees (B) Pty Limited

                                              Interstar Nominees (N) Pty Limited

                                              Interstar Nominees (R) Pty Limited

                                               Perpetual Trustee Company Limited

                                           The Bank of New York, New York branch

                                          The Bank of New York (Luxembourg) S.A.



                                                     INTERSTAR MILLENNIUM TRUSTS
                                       INTERSTAR MILLENNIUM SERIES 2002-1G TRUST



                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au



                                       (C) Copyright Allens Arthur Robinson 2002

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TABLE OF CONTENTS

1.       INTRODUCTION                                                                                      1

2.       TRUST                                                                                             2

3.       DEFINITIONS AND INTERPRETATION                                                                    2
         3.1      Definitions                                                                              2
         3.2      Interpretation                                                                          17
         3.3      Liability                                                                               17
         3.4      Payment to be made on Business Day                                                      18

4.       NOTES                                                                                            18
         4.1      Conditions of Notes                                                                     18
         4.2      Summary of conditions of Notes                                                          19
         4.3      Issue of Notes                                                                          20
         4.4      Trustee's Covenant to Noteholders                                                       20
         4.5      Repayment of Notes on Principal Repayment Dates                                         21
         4.6      Final Redemption                                                                        21
         4.7      Period during which interest accrues                                                    22
         4.8      Calculation of Interest                                                                 22
         4.9      Aggregate receipts                                                                      22
         4.10     Ownership of Notes                                                                      22
         4.11     Taxation                                                                                23

5.       CLASS A1 NOTES                                                                                   23
         5.1      Note Issue Direction for Class A1 Notes                                                 23
         5.2      Conditions to Note Issue Direction                                                      23
         5.3      Terms of Note Issue Direction                                                           23

6.       CASHFLOW ALLOCATION METHODOLOGY                                                                  23
         6.1      General                                                                                 23
         6.2      Calculations                                                                            24
         6.3      Redraws                                                                                 25
         6.4      Liquid Authorised Investments                                                           25
         6.5      Interest and other payments                                                             26
         6.6      Repayments of Principal Amount and Redemption of Notes                                  30
         6.7      Payments into US$ Account                                                               33
         6.8      Payments out of US$ Account                                                             33
         6.9      Rounding of amounts                                                                     34
         6.10     Prescription                                                                            34
         6.11     Replacement of Currency Swap                                                            34
         6.12     Payment Priorities Following an Event of Default:  Security Trust Deed                  35

7.       MASTER TRUST DEED, INVESTMENT MANAGEMENT AGREEMENT AND REPRESENTATIONS,
         WARRANTIES AND UNDERTAKINGS                                                                      35
         7.1      Completion of details in relation to Master Trust Deed                                  35
         7.2      Amendments to Master Trust Deed                                                         36
         7.3      Amendments to Investment Management Agreement                                           45

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
         7.4      Additional Representations and Warranties - Approved Seller and Trustee                 47
         7.5      Additional Representations and Warranties - Trust Manager                               49
         7.6      Additional Undertakings - Trustee                                                       50
         7.7      Additional Undertakings - Trust Manager and Servicer                                    51
         7.8      Additional Representations and Warranties (Loans) - Servicer                            53
         7.9      Repetition of Representations, Warranties and Undertakings                              55

8.       TRANSFERS TO OTHER TRUST                                                                         55

9.       PREFUNDING                                                                                       55

10.      BENEFICIARY                                                                                      56
         10.1     Issue of Units                                                                          56
         10.2     Residual Capital Unit                                                                   56
         10.3     Residual Income Unit                                                                    57
         10.4     Register                                                                                57
         10.5     Transfer of Units                                                                       58
         10.6     Limit on rights                                                                         58

11.      NOTE TRUSTEE                                                                                     58
         11.1     Capacity                                                                                58
         11.2     Exercise of Rights                                                                      58
         11.3     Representation and warranty                                                             59
         11.4     Payments                                                                                59

12.      TAX REFORM                                                                                       59

13.      ATTORNEYS                                                                                        59

14.      GOVERNING LAW                                                                                    62

15.      ANCILLIARY FACILITIES                                                                            62
         15.1     Ancillary Facilities                                                                    62
         15.2     Record keeping obligations of Trust Manager                                             63

SCHEDULE 1                                                                                                65

SCHEDULE 2                                                                                                69


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INTERSTAR MILLENNIUM SERIES 2002-1G TRUST

1.       INTRODUCTION
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         This Series Notice is issued on            2002 pursuant to and subject
         to the Master Trust Deed dated 2 December 1999 (the MASTER TRUST DEED) between:

         PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 42 004 027 258) of Level 4, 333 Collins Street, Melbourne, Victoria in its capacity as trustee of Interstar Millennium Series 2002-1G Trust (the TRUSTEE);

         INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (ACN 100 346 898) of Level 28, 367 Collins Street, Melbourne, Victoria in its capacity as Trust Manager (the TRUST MANAGER);

         INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED (ABN 72 087 271 109) of Level 28, 367 Collins Street, Melbourne, Victoria in its capacity as Servicer (the SERVICER);

         INTERSTAR NOMINEES (B) PTY LIMITED (ABN 15 075 329 412), INTERSTAR NOMINEES (N) PTY LIMITED (ABN 11 092 095 648) INTERSTAR NOMINEES (R) PTY LIMITED (ABN 57 092 315 716) each of Level 28, 367 Collins Street, Melbourne, Victoria (each an APPROVED SELLER);

         PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) of Level 7, 39 Hunter Street, Sydney, New South Wales (the SECURITY TRUSTEE);

         THE BANK OF NEW YORK, NEW YORK BRANCH of 101 Barclay Street, 21W, New York, New York 10286 (the CALCULATION AGENT, the PRINCIPAL PAYING AGENT and the NOTE REGISTRAR and, in its capacity as trustee for the Class A2 Noteholders, the NOTE TRUSTEE); and

         THE BANK OF NEW YORK (LUXEMBOURG) S.A. of Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Luxembourg (the LUXEMBOURG PAYING AGENT).

         This Series Notice is issued by the Trust Manager and applies in respect of the Interstar Millennium Series 2002-1G Trust.

         Each party to this Series Notice agrees to be bound by the Transaction Documents as amended by this Series Notice in the capacity set out with respect to them in this Series Notice or the Master Trust Deed.

         The parties agree that each Approved Seller is to be an Approved Seller for the purposes of the Master Trust Deed, this Series Notice and the other Transaction Documents for the Trust.

         The parties agree that the Servicer is to be a Servicer for the purposes of the Master Trust Deed, this Series Notice and the other Transaction Documents for the Trust.

         The parties agree that the Security Trustee is to be a Security Trustee for the purposes of the Master Trust Deed, this Series Notice and other Transaction Documents for the Trust.

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2.       TRUST
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         The parties agree that the Trust will be a TRUST for the purposes of the Transaction Documents.

3.       DEFINITIONS AND INTERPRETATION
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3.1      DEFINITIONS

         Unless otherwise defined in this Series Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Series Notice.

         In this Series Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Trust, and do not apply to any other Trust (as defined in the Master Trust Deed).

         ACCEPTABLE INSURANCE POLICY means a policy of insurance effected by the
         Servicer:

         (a) with an insurance company whose claims paying ability has an assigned rating of not less than BBB by S&P and Baa2 by Moody's or is otherwise acceptable to Moody's; and

         (b) which provides insurance cover (for an amount of not less than A$500,000) to the Servicer in relation to the payment of any Penalty Payment by the Servicer.

         ADDITIONAL REPAYMENT means any repayment of principal made by an Obligor under a Loan held by the Trustee which is in addition to the scheduled repayments or instalments which the Obligor is legally obliged to make in accordance with the terms of the Obligor's Loan Agreement.

         ADVERSE EFFECT means an event which will materially and adversely affect the amount of any payment to be made to any Noteholder, or will materially and adversely affect the timing of such payment, (including the withdrawal, qualification or downgrade of the rating of a Note by any Designated Rating Agency).

         A$ EQUIVALENT means, in relation to an amount denominated or to be denominated in US$:

         (a) prior to the termination of the Currency Swap, the amount converted to (and denominated in) A$ at the relevant A$ Exchange Rate; and

         (b) after the termination of the Currency Swap, the amount that, when converted into US dollars at the then - prevailing spot exchange rate in New York City for Australian dollar purchases of US dollars, will equal the US dollar amount owing in respect of principal or interest, as applicable, on the Class A2 Notes to be paid from or by reference to such amount.

         A$ EXCHANGE RATE means, on any date in relation to the Class A2 Notes, the rate of exchange (set as at the commencement of the Currency Swap) applicable under the Currency Swap for the exchange of US dollars for Australian dollars.

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         A$ INTEREST AMOUNT means, in relation to a Payment Date, the amount in
         Australian dollars calculated as follows:

         (a)   on a daily basis at the applicable rate set out in the Currency
               Swap;

         (b) on the A$ Equivalent of the Currency Swap Notional Amount for that Payment Date; and

         (c) on the basis of the actual number of days in the relevant Currency Swap Payment Period and a year of 365 days.

         AGENCY AGREEMENT means the Agency Agreement dated on or about the date of this Series Notice between the Principal Paying Agent, the Luxembourg Paying Agent, the Note Registrar, the Calculation Agent, the Trustee, the Note Trustee and the Trust Manager.

         ANCILLARY FACILITY means any of the following facilities provided to the Obligors in relation to the Loans of the Trust:

         (a)   cheque book facility;

         (b)   paperless direct debit facility;

         (c)   paperless direct credit facility;

         (d)   credit card facility;

         (e)   debit card facility;

         (f)   deposit facility;

         (g)   payment facility known as "BPAY"; or

         (h) any other credit or financial facility or form of financial accommodation to those Obligors,

         of a type approved by each Designated Rating Agency with respect to the Trust.

         ANCILLARY FACILITY DOCUMENT means any document from time to time in relation to an Ancillary Facility and includes:

         (a) the Cheque Deposit and Direct Paperless Entry Facilities Agreement between NAB, the Servicer and Perpetual Trustees Victoria Limited (the FACILITIES AGREEMENT);

         (b) the Collateral Agreement between NAB, the Servicer and Perpetual Trustees Victoria Limited; and

         (c) the Consent Deed between NAB, Interstar Nominees (B) Pty Limited, Interstar Nominees (N) Pty Limited; Interstar Nominees (R) Pty Limited, the Servicer, Interstar Home Loan Corporation Pty Ltd, Perpetual Trustees Victoria Limited, Perpetual Trustee Company Limited and the Warehouse Financiers listed in that document, in relation to the provision of Ancillary Facilities.

         APPROVED BANK means a Bank which has a short term rating of at least A-1+ from S&P and P-1 from Moody's and which is approved by the Trust Manager in writing.

         APPROVED SELLER means:


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         (a)   any person which is a party to this Series Notice as an Approved
               Seller; or

         (b) any person which the Trust Manager notifies the Trustee is an Approved Seller for the purposes of this Series Notice and who executes a Seller Accession Certificate.

         APPROVED SELLER'S FEE has the meaning given in clause 7.1(c).

         ARREARS subsist in relation to a Loan held by the Trustee if the Obligor under that Loan fails to pay any amount due under that Loan on the day it was due.

         ASSET means any asset of the Trust from time to time including any Loan, Mortgage or Related Security specified in a Sale Notice which are to be acquired in favour of the Trust, or any Authorised Investment acquired by the Trust or the Trustee's rights under any Support Facility.

         AUTHORISED INVESTMENTS has the meaning given to it in the Master Trust Deed (as amended by this Series Notice) and includes deposits by the Trustee with an Approved Bank as contemplated under any Ancillary Facility Document and Liquid Authorised Investments.

         AUTHORISED SWAP PROVIDER means a counterparty rated at least A-1 (short term) by S&P and A2 (long term) or P-1 (short term) by Moody's.

         BANK means:

         (a) a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian jurisdiction to carry on the general business of banking;

         (b) a person authorised under the Financial Services and Markets Act 2000 (UK) to carry on a business of accepting deposits; or

         (c) a banking institution or trust company organised or doing business under the laws of the United States of America or any state of it.

         BANK BILL RATE means as at any date the rate per cent per annum being the average of the buying and selling rates for a 30 day bill (or in the case of the first Interest Period for a Class B Note, the linear interpolation of the average of the buying and selling rates for a 1 day bill and a 30 day bill) quoted on the page designated "BBSW" of the Reuters Monitor System at or about 10.30 am (Melbourne time) on that date by each person so quoting (but not less than five) and rounding the resultant figure upwards to four decimal places, provided that if in respect of any date the BANK BILL RATE cannot be determined because fewer than five persons have quoted rates or a rate is not displayed for a term equivalent to that period, then the BANK BILL RATE for that date shall mean such rate as determined by a Financial Advisor nominated by the Trust Manager or the Trust Manager having regard to comparable indices then available. In the event that any such date is not a Business Day, then the BANK BILL RATE applicable on that date shall be deemed to be the BANK BILL RATE which is applicable on the Business Day next succeeding that date. A certificate signed by a Financial Advisor nominated by the Trust Manager or the Trust Manager certifying as to the BANK BILL RATE on any date shall be final and conclusive evidence thereof in the absence of manifest error.

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         BENEFICIARY means, in relation to the Trust, each holder of a Unit (as defined in clause 10).

         BENEFICIARY DISTRIBUTION means a distribution to a Beneficiary under clause 6.5(a)(x) or clause 6.6(a)(i)(E).

         BREAK COSTS means any break costs or payments in the nature of compensation which are payable by the Trustee to a Swap Provider consequent upon the early termination of a Hedge Agreement and where such break costs or compensation are not recoverable by the Trustee from any other person. Without limiting the foregoing, Break Costs do not include any costs or payments payable to the Swap Provider by the Trustee to the extent such costs or payments are recoverable by the Trustee from Break Payments.

         BREAK PAYMENT means any amount owed by an Obligor under a Loan which is subject to a fixed rate of interest and which amount is owed following payment by that Obligor of any principal before the due date for that principal, in accordance with the terms of the relevant Loan Agreement (and includes any amount owed by the relevant Mortgage Insurer with respect to the obligation of that Obligor to pay any such amount).

         BUSINESS DAY means any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London, New York City, Melbourne and Sydney.

         CALCULATION AGENT means initially The Bank of New York, New York branch or such other person appointed as calculation agent under the Agency Agreement.

         CAPITAL means any Assets of the Trust from time to time which constitute or are attributable to capital, rather than income, and includes any Mortgage Principal Repayments.

         CLASS A NOTE means a Note issued as a Class A1 Note or a Class A2 Note with the characteristics of a Class A1 Note or a Class A2 Note (as the case may be) under this Series Notice.

         CLASS A NOTEHOLDER means a Noteholder of a Class A Note.

         CLASS A1 NOTE means a Note issued as a Class A1 Note by the Trustee with the characteristics of a Class A1 Note under this Series Notice.

         CLASS A1 NOTEHOLDER means a Noteholder of a Class A1 Note.

         CLASS A2 NOTE means a Note issued as a Class A2 Note by the Trustee with the characteristics of a Class A2 Note under this Series Notice.

         CLASS A2 NOTEHOLDER means a Noteholder of a Class A2 Note.

         CLASS A2 NOTE OWNER means, with respect to a Global Note, the person who is the beneficial owner of such Global Note, as reflected on the books of the Clearing Agency, or on the books of the person maintaining an account with such Clearing Agency (directly as Clearing Agency Participant or as an indirect participant) in each case in accordance with the rules of such Clearing Agency.

         CLASS B NOTE means a Note issued as a Class B Note by the Trustee with the characteristics of a Class B Note under this Series Notice.

         CLASS B NOTEHOLDER means a Noteholder of a Class B Note.

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         CLEARING AGENCY means an organisation registered as a CLEARING AGENCY pursuant to section 17A of the Exchange Act appointed by the Trust Manager and the Trustee to hold Notes (directly or through a Common Depository), and initially means DTC.

         CLEARING AGENCY PARTICIPANT means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         CLOSING DATE means, in relation to the Trust and any Purchased Loan, the date specified in the Sale Notice for that Purchased Loan as the Closing Date or where a Sale Notice is not required by the Master Trust Deed to be delivered, as specified in the procedures for transfer agreed in accordance with the Master Trust Deed.

         COLLECTION ACCOUNT means, in relation to the Trust, an account with NAB for so long as it is an Approved Bank, or any other account, opened and maintained by the Trustee with an Approved Bank under clause 26 of the Master Trust Deed.

         COLLECTION PERIOD means, in relation to a Payment Date, the period from (and including) the date which is 4 Business Days before the date that is 1 calendar month preceding that Payment Date to (but excluding) the date which is 4 Business Days before that Payment Date. The first Collection Period is the period from (but excluding) the first Cut-Off Date to (but excluding) [*]. The Collection Period in relation to the final Payment Date is the period from (and including) the date which is 4 Business Days before the Payment Date immediately prior to that final Payment Date to (but excluding) the date which is 4 Business Days before that final Payment Date.

         COLLECTIONS means, in relation to the Trust for a period, Income and Mortgage Principal Repayments for that period.

         COMMON DEPOSITORY means Cede & Co, as depository for DTC or any Clearing Agency appointed from time to time to hold a Global Note.

         CONDITIONS means the terms and conditions of the Class A2 Notes, as annexed to the Note Trust Deed.

         CORPORATIONS ACT means the Corporations Act 2001 (Cth).

         CURRENCY SWAP means, in relation to the Class A2 Notes, any currency swap agreement entered into between (among others) the Currency Swap Provider, the Trust Manager and the Trustee, together with the schedules and confirmations with respect thereto and any replacement Currency Swap entered into in accordance with the Transaction Documents.

         CURRENCY SWAP GUARANTOR means, initially ZCM Matched Funding Corp, and subsequently the person who from time to time guarantees the obligations of the Currency Swap Provider under the Currency Swap.

         CURRENCY SWAP NOTIONAL AMOUNT means:

         (a) in relation to a Payment Date which is 2 Payment Dates immediately preceding a Quarterly Payment Date, the aggregate Principal Amount of the Class A2 Notes as at the first day of the relevant Quarterly Period;

         (b) in relation to a Payment Date immediately preceding a Quarterly Payment Date, an amount equal to:

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               (i)       the aggregate Principal Amount of the Class A2 Notes as
                         at the first day of the relevant Period; minus

               (ii) the Currency Swap Notional Amount for the immediately preceding Payment Date; and

         (c) in relation to a Payment Date which is also a Quarterly Payment Date, an amount equal to:

               (i) the aggregate Principal Amount of the Class A2 Notes as at the first day of the relevant Quarterly Period; minus

               (ii) the aggregate of the Currency Swap Notional Amounts for the two immediately preceding Payment Dates.

         CURRENCY SWAP PAYMENT PERIOD means:

         (a) in relation to the first Payment Date, the period commencing on (and including) the Note Issue Date and ending on (but excluding) the first Payment Date;

         (b) in relation to the final Payment Date, the period commencing on (and including) the Payment Date prior to the earlier of the Maturity Date and the date on which the Class A2 Notes are redeemed in accordance with their terms and ending on (but excluding) the Maturity Date or the date on which the Class A2 Notes are so redeemed (as the case may be); and

         (c) in relation to each other Payment Date, each period commencing on (and including) the immediately preceding Payment Date and ending on (but excluding) that Payment Date.

         CURRENCY SWAP PROVIDER means any person who provides a Currency Swap.

         CUT-OFF DATE means:

         (a) in relation to any Purchased Loan, the date specified as the Cut-Off Date for that Purchased Loan in the relevant Sale Notice;

         (b) in relation to any Loan originated in accordance with clause 9(b)(ii), the date for that Loan so specified in the relevant Trust Manager's direction; or

         (c) in relation to any Purchased Loan where a Sale Notice is not required by the Master Trust Deed to be delivered, as specified in the procedures for transfer agreed in accordance with the Master Trust Deed.

         DEALER means [*] (ABN [*]).

         DEALER AGREEMENT means the Dealer Agreement dated on or about the date of this Series Notice between the Trustee, the Trust Manager and the Dealer in relation to the issue of the Class B Notes.

         DEFAULTING PARTY has:

         (a) in relation to the Interest Rate Swap, the meaning given in the Interest Rate Swap; and

         (b) in relation to the Currency Swap, the meaning given in the Currency Swap.

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         DEFINITIVE NOTE means a Class A2 Note in definitive form issued or to be issued in respect of any Class A2 Note under, and in the limited circumstances specified in, the Note Trust Deed and includes any replacement for a Definitive Note issued under the Conditions.

         DESIGNATED RATING AGENCY means:

         (a)   (i)       in relation to the Class A2 Notes, S&P and Moody's;

               (ii)      in relation to the Class B Notes, S&P; and

               (iii) in relation to the Class A1 Notes, S&P and any other rating agency so specified prior to the issue of the Class A1 Notes; and

         (b)   otherwise, S&P and Moody's.

         DTC means the Depository Trust Company.

         ELIGIBILITY CRITERIA means the criteria set out in schedule 1.

         EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended.

         EXPENSES has the meaning in the Master Trust Deed and includes any Trustee's Fee, any Trust Manager's Fee, any Servicer's Fee and any amounts payable or incurred by the Trustee, the Trust Manager or the Servicer in relation to the Trust under any Ancillary Facility but excluding:

         (a)   any Redraw; and

         (b) any amounts required to be applied under clause 6 of the Facilities Agreement to maintain the minimum balance required to be standing in credit in the Trust Drawings Account (as defined in the Facilities Agreement).

         EXPENSES MARGIN means the percentage as determined by the Servicer representing a margin to assist with the payment of Expenses and sufficient to allow each Designated Rating Agency to affirm the ratings on the Notes.

         FINANCIAL ADVISOR means a financial institution which is, in the reasonable opinion of the Trust Manager, experienced and competent in the assessment of investment cash flows and the provision of financial advice in relation thereto.

         GLOBAL NOTE means any global note issued or to be issued by the Trustee under the Note Trust Deed representing the Class A2 Notes.

         GOLD COMMITMENT means as at any date the then amortised facility limit under an Interstar "Gold" Access Account Loan (as referred to in schedule 2) (or under an Interstar "Split" Access Account Loan (as referred to in schedule 2) which has the general characteristics of the Interstar "Gold" Access Account Loan (as referred to in schedule 2)) which forms part of the Assets of the Trust.

         GST means any goods and services tax, broad based consumption tax or value added tax imposed by any Government Agency and includes any goods and services tax payable under the A New Tax System (Goods and Services
         Tax) Act 1999.

         HEDGE AGREEMENT in relation to the Trust, includes an Interest Rate Swap and a Currency Swap.

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         INCOME means, in relation to a Collection Period, all moneys, rights and property which is received by the Trustee during that Collection Period by way of interest or otherwise in the nature of income in respect of the Authorised Investments and, without limiting the generality of the foregoing, includes:

         (a)   amounts received under Hedge Agreements;

         (b)   interest on Income and any other moneys received;

         (c) amounts in the nature of, or attributable to, interest derived under a Support Facility (other than a Hedge Agreement);

         (d)   any Break Payments received from Obligors or Mortgage Insurers;
               and

         (e)   fees received from Obligors.

         INCOME PERCENTAGE means, in relation to the holder of a Residual Income Unit (as defined in clause 10) at any time, the subscription price paid by that person for that Residual Income Unit divided by the total subscription prices of all Residual Income Units recorded in the Register maintained under clause 10.4 at that time, expressed as a percentage.

         INFORMATION MEMORANDUM means:

         (a) in relation to the Class A2 Notes, the prospectus relating to those Class A2 Notes dated [*];

         (b) in relation to the Class B Notes, the information memorandum relating to those Class B Notes dated [*]; and

         (c) in relation to Class A1 Notes, any information memorandum, prospectus or other selling or distribution information relating to those Class A1 Notes,

         and includes any supplement to or amendment of that prospectus or information memorandum (as the case may be).

         INITIAL PRINCIPAL AMOUNT means, in respect of a Note, the amount specified in clause 4.2 as the Initial Principal Amount for that Note.

         INTEREST means, in respect of a Note and an Interest Period for a Note, all interest accrued on the Note in respect of that Interest Period in accordance with clause 4.8.

         INTEREST ADJUSTMENT means, in relation to an Approved Seller, all interest and fees accrued on the Purchased Loans, purchased from that Approved Seller, up to (but excluding) the Closing Date for those Purchased Loans which are unpaid as at the close of business on that Closing Date.

         INTEREST PAYMENT DATE means, for the purposes of the Master Trust Deed and:

         (a)   each Class A2 Note, each Quarterly Payment Date;

         (b)   each Class B Note, each Payment Date; and

         (c) each Class A1 Note, the date specified as such in respect of that Note at its issue.

         INTEREST PERIOD means:

         (a)   in relation to a Class A2 Note and:

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               (i)       the first Interest Period for that Note, the period
                         commencing on (and including) the Note Issue Date and ending on (but excluding) the first Quarterly Payment Date;

               (ii) the final Interest Period for that Note, the period commencing on (and including) the Quarterly Payment Date prior to the earlier of the Maturity Date and the date on which that Note is redeemed in accordance with its terms and ending on (but excluding) the Maturity Date or the date on which that Note is so redeemed (as the case may be); and

               (iii) each other Interest Period for that Note, each period commencing on (and including) a Quarterly Payment Date and ending on (but excluding) the next Quarterly Payment Date;

         (b)   in relation to a Class B Note and:

               (i) the first Interest Period for that Note, the period commencing on (and including) the issue date of that Note and ending on (but excluding) the first Payment Date;

               (ii) the final Interest Period for that Note, the period commencing on (and including) the Payment Date prior to the earlier of the Maturity Date and the date on which that Note is redeemed in accordance with its terms and ending on (but excluding) the Maturity Date and the date on which that Note is so redeemed (as the case may be); and

               (iii) each other Interest Period for that Note, each period commencing on (and including) a Payment Date and ending on (but excluding) the next Payment Date; and

         (c) in relation to a Class A1 Note, the period specified as such in respect of that Note at its issue.

         INTEREST RATE means:

         (a) in relation to a Class A2 Note and an Interest Period for that Class A2 Note:

               (i) LIBOR on the relevant Rate Reset Date for that Interest Period; plus

               (ii)      the MBS Margin for that Class A2 Note; plus

               (iii) if applicable, from (and including) the Step-Up Margin Date, the Step-Up Margin for that Class A2 Note;

         (b) in relation to a Class B Note and an Interest Period for that Class B Note:

               (i) the Bank Bill Rate on the relevant Rate Reset Date for that Interest Period; plus

               (ii)      the MBS Margin for that Class B Note; plus

               (iii) if applicable, from (and including) the Step-Up Margin Date, the Step-Up Margin for that Class B Note; and

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         (c)   in relation to a Class A1 Note and an Interest Period for that
               Class A1 Note, the interest rate specified in respect of that Class A1 Note at its issue.

         INTEREST RATE SWAP means any interest rate swap agreement between a party which is an Authorised Swap Provider on the date the swap agreement is entered into, the Trust Manager and the Trustee, together with the schedules and confirmations with respect thereto, in relation to the interest rate risk arising from a Loan which at any time bears a fixed rate of interest as at that time.

         INTEREST RATE SWAP PROVIDER means a counterparty who enters into an Interest Rate Swap with the Trustee.

         INVESTMENT RATE means the rate determined as the Investment Rate from time to time under this Series Notice and the Servicing Agreement.

         LEAD MANAGER means Barclays Bank PLC.

         LIBOR means, in relation to any Interest Period for a Class A2 Note, the rate applicable for deposits in US dollars for a period of 3 months which appears on the Telerate Page 3750 as of 11.00 am, London time, on the relevant Rate Reset Date. If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified USD-LIBOR-REFERENCE BANKS as the applicable Floating Rate Option under the Definitions of the International Swaps and Derivatives Association, Inc. (ISDA) incorporating the 2000 ISDA definitions, as amended and updated as at the Note Issue Date (the ISDA DEFINITIONS). USD-LIBOR-REFERENCE BANKS means that the rate for an Interest Period for a Class A2 Note will be determined on the basis of the rates at which deposits in US dollars are offered by four major banks in the London interbank market agreed to by the Calculation Agent and the Currency Swap Provider (the REFERENCE BANKS) at approximately 11.00 am, London time, on the relevant Rate Reset Date to prime banks in the London interbank market for a period of 3 months commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided by Reference Banks to the Calculation Agent, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided by Reference Banks to the Calculation Agent following the Calculation Agent's request, the rate for that Interest Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent and the Currency Swap Provider, at approximately 11.00 am, New York City time, on that Rate Reset Date for loans in US dollars to leading European banks for a period of 3 months commencing on the first day of the Interest Period and in a Representative Amount. If no such rates are available in New York City, then the rate for such Interest Period will be the most recently determined rate in accordance with this definition.

         In this definition of LIBOR, BUSINESS DAY means any day on which banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City.

         LIQUID AUTHORISED INVESTMENTS as at any date means any of the following Authorised Investments:

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         (a)   Bills, promissory notes or other negotiable instruments accepted drawn or endorsed by a Bank which has a short term rating of at least A-1+ from S&P and P-1 from Moody's which is approved by the Trust Manager in writing;

         (b) cash and/or deposits with an Approved Bank, or the acquisition of certificates of deposits or any other debt security issued by a Bank which has a short term rating of at least A-1+ from S&P and P-1 from Moody's which is approved by the Trust Manager in writing;

         (c) loan securities issued, secured or guaranteed by the Government of Australia or any State or Territory within the Commonwealth of Australia;

         (d) any other Authorised Investments of a type approved by each Designated Rating Agency for the purposes of clause 6.4(a).

         LIQUIDITY PURPOSES includes:

         (a)   replenishing Liquid Authorised Investments under clause 6.4;

         (b)   funding Redraws under clause 6.3;

         (c) funding advances to Obligors under any Loan Agreement which provides for a line of credit facility or revolving credit facility; and

         (d) making the payments required to be made pursuant to clause 6.5(a) on a Payment Date (except any Break Costs to a Swap Provider under clause 6.5(a)(viii), any Approved Seller's Fee and any Beneficiary Distribution).

         LOAN means, in relation to the Trust, the rights of an Approved Seller or the Trustee (as the case may require) under or in respect of Loans (as defined in the Master Trust Deed) which are acceptable to the Trustee (in all cases in the form certified by the relevant Approved Seller before the Sale Notice, where those rights are to be acquired from an Approved Seller, other than Perpetual Trustees Victoria Limited as trustee of any trust, is or was given, and as certified thereafter from time to time).

         LOAN AMOUNT means, in relation to a Loan held by the Trustee, the principal amount of that Loan from time to time.

         LOAN TO VALUE RATIO means, in relation to a Loan, the ratio (expressed as a percentage) which the outstanding amount of the Loan secured or to be secured by the related Mortgage bears to the value of the Land mortgaged or to be mortgaged both at the time the Obligor entered into the relevant Loan Agreement.

         LUXEMBOURG PAYING AGENT means The Bank of New York (Luxembourg) S.A..

         MATURITY DATE means, for all Notes, the maturity date specified in clause 4.2.

         MBS MARGIN means, in relation to a Note, the margin specified in clause
         4.2 as the MBS Margin for that Note.

         MORTGAGE INSURANCE POLICY means, in relation to a Loan, an insurance contract issued by a Mortgage Insurer which:

         (a) insures, during the whole of the proposed term of the Loan, against the risk of default by an Obligor covering:

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               (i)       the whole of the Loan Amount due under the Loan;

               (ii) any reasonable expenses incurred in enforcing the Loan and relevant Loan Securities;

               (iii) any unpaid interest calculated at the interest rate applicable if interest is paid on the due date; and

               (iv) the timely payment for a period of at least 12 months after the date upon which a claim is made under that contract of interest payments under the Loan which remain outstanding for a period of 14 days;

         (b) provides that if the Loan is subject to the Consumer Credit Legislation then the obligation of the Mortgage Insurer to pay the amounts above cannot be reduced or denied consequent upon a court or tribunal making an order under the Consumer Credit Legislation for a change to the terms of the Loan or the relevant credit contract relating to that Loan; and

         (c)   provides for the Trustee as the insured party.

         MORTGAGE INSURER means PMI Indemnity Limited (ABN 49 000 781 171), GE Capital Mortgage Insurance Corporation (Australia) Pty Ltd (ABN 52 081 488 440), the Commonwealth of Australia, PMI Mortgage Insurance Ltd (formerly MGICA Ltd) (ABN 70 000 511 071), Royal & Sun Alliance Lenders Mortgage Insurance Ltd (ABN 55 001 825 725) or such other corporation or corporations as approved from time to time by the Trust Manager and each Designated Rating Agency.

         MORTGAGE PRINCIPAL REPAYMENTS means, in relation to a Collection Period, all amounts received by the Trustee during that Collection Period in connection with a Loan or Loan Security being:

         (a) in respect of the repayment of any part of the Loan Amount under the Loan or Loan Security;

         (b) any net receipts of a principal or capital nature received in respect of any enforcement or recovery proceedings in respect of the Loan or Loan Security;

         (c) any net receipts of a principal or capital nature under a Support Facility in respect of the Loan or Loan Security;

         (d) any net moneys paid by an Obligor to the Trustee by way of compensation for making any early repayments under the Loan or Loan Security; and

         (e) any other amount received on, under or in relation to the Loan or Loan Security and which is not Income.

         NAB means National Australia Bank Limited.

         NON-LIQUID AUTHORISED INVESTMENTS means Authorised Investments other than Liquid Authorised Investments.

         NOTE means a note referred to in clause 4.

         NOTEHOLDER means the person who:

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         (a)   in relation to a Definitive Note or a Global Note at any time, is registered in the Note Register as the holder of that Definitive Note or Global Note (as the case may be) at that time; and

         (b) in relation to a Registered Note at any time, is registered in the Register as the holder of that Note at that time.

         NOTE ISSUE DATE means [*] 2002.

         NOTE MANAGER means each Dealer and each Underwriter.

         NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Class A2 Notes under the Note Trust Deed and the Agency Agreement.

         NOTE REGISTRAR means, initially The Bank of New York, New York branch, or any successor note registrar appointed under the Agency Agreement.

         NOTE TRUST DEED means the Note Trust Deed dated on or before the date of this Series Notice between the Note Trustee, the Trustee and the Trust Manager.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated [*] 2002 issued under the Master Trust Deed in relation to the Trust.

         OBLIGOR means an Obligor as defined in the Master Trust Deed and may be a resident of any country.

         OTHER TRUST means any Trust (as defined in the Master Trust Deed) other than the Trust.

         PAYING AGENT means any person for the time being appointed as a Paying Agent under the Agency Agreement and includes the Principal Paying Agent and the Luxembourg Paying Agent.

         PAYMENT DATE means

         the [*] day of each month, the first such date being [*].

         PORTFOLIO OF LOANS means all Loans specified in a Note Issue Direction or Sale Notice.

         PREFUNDING ACCOUNT means the account held by the Trustee in its capacity as trustee of the Trust with an Approved Bank into which will be or is deposited the Prefunding Amount.

         PREFUNDING AMOUNT has the meaning given in clause 9.

         PREFUNDING END DATE means the first Quarterly Payment Date.

         PRESCRIBED MINIMUM LEVEL means, at any time, 1% of the A$ Equivalent of the Principal Amount of all Notes then outstanding or such other percentage of the A$ Equivalent of the Principal Amount of all Notes then outstanding as determined by the Trust Manager and confirmed by each Designated Rating Agency that such percentage is not detrimental to the rating (including a qualification or a withdrawal of a rating) of any Notes outstanding at that time.

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         PRINCIPAL AMOUNT means, on a date in relation to a Note, the Initial
         Principal Amount of that Note minus the aggregate of Principal Payments made in respect of that Note on or before that date.

         PRINCIPAL ENTITLEMENT means, in relation to a Note for the purposes of the Master Trust Deed, the Principal Amount of the Note at the Maturity Date.

         PRINCIPAL PAYING AGENT means initially The Bank of New York, New York branch or such other person appointed as principal paying agent under the Agency Agreement.

         PRINCIPAL PAYMENT means a payment in relation to a Note under clause
         6.6.

         PRINCIPAL REPAYMENT DATE means, for the purposes of the Master Trust Deed, and:

         (a)   each Class A2 Note, each Quarterly Payment Date;

         (b)   each Class B Note, each Payment Date; and

         (c) each Class A1 Note, each date specified as such in respect of that Note at its issue.

         PURCHASED LOAN means each Loan and the related Loan Rights specified in a Sale Notice (or, where relevant, in accordance with the procedures agreed under the Master Trust Deed) which is accepted by the Trustee, unless the Trustee has ceased to have an interest in that Loan.

         QUARTERLY PAYMENT DATE means:

         (a)   the first Quarterly Payment Date is [*]; and

         (b) each subsequent Quarterly Payment Date is the [*] day of the month which is 3 months after the month in which the immediately preceding Quarterly Payment Date occurred.

         QUARTERLY PERIOD means:

         (a)   each Interest Period for the Class A2 Notes; and

         (b) in relation to a Quarterly Payment Date, the period commencing on (and including) the immediately preceding Quarterly Payment Date or the Note Issue Date (as the case may be) and ending on (but excluding) that Quarterly Payment Date.

         RATE RESET DATE means:

         (a) in relation to an Interest Period and a Class A2 Note, the date which is 2 Business Days before the beginning of the Interest Period for that Class A2 Note; and

         (b) in relation to an Interest Period and a Registered Note, the first day of the Interest Period for that Note.

         RECORD DATE means for the purposes of the Master Trust Deed in relation to a date for payment of any amount in relation to a Note, 4.00 pm (Melbourne time) on the date which is 4 Business Days before that date for payment.

         REDRAW means, in relation to any Collection Period, an amount re-advanced to an Obligor by the Trustee under a Loan held by the Trustee in respect of any previous Additional Repayments of the Obligor.

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         REGISTERED NOTE means a Class A1 Note or a Class B Note.

         REGISTERED NOTEHOLDER means, in relation to a Registered Note at any time, the holder of that Registered Note at that time.

         RESIDUAL CAPITAL UNIT has the meaning given in clause 10.1.

         RESIDUAL INCOME UNIT has the meaning given in clause 10.1.

         REUTERS MONITOR SYSTEM means the monitor system used by AAP Reuters Economic Services (and its successors and assigns) or any similar monitor system as agreed upon from time to time by the Trust Manager and the Trustee.

         SALE NOTICE means any Sale Notice (as defined in the Master Trust Deed) which may be given by an Approved Seller to the Trustee as trustee of the Trust on or after the date of execution of this Series Notice and which is subsequently accepted by the Trustee.

         SECURITIES ACT means the United States Securities Act of 1933, as amended.

         SECURITY TRUST DEED means the security trust deed dated on or before the date of this Series Notice between the Trustee, the Trust Manager, the Security Trustee and the Note Trustee.

         SERVICER'S FEE means any fee payable to the Servicer under any Transaction Document.

         STEP-UP MARGIN means:

         (a)   in relation to a Class A2 Note, [*]% per annum; and

         (b)   in relation to a Class B Note, [*]% per annum.

         STEP-UP MARGIN DATE means:

         (a) in relation to any Class A2 Notes, the Payment Date in [July 2009]; and

         (b)   in relation to any Class B Notes, the Payment Date in [July
               2009].

         SUBJECT PROPERTY means the freehold land or leasehold land to be mortgaged pursuant to a proposed Loan.

         SUPPORT FACILITY has the meaning given to it in the Master Trust Deed (as amended by this Series Notice) and includes any Title Insurance Policy.

         SUPPORT FACILITY PROVIDER has the meaning given to it in the Master Trust Deed (as amended by this Series Notice) but does not include any person who has provided or agreed to provide any Mortgage Insurance Policy or Title Insurance Policy.

         SURPLUS LIQUIDITY means, on any Payment Date, the amount by which the value of the Liquid Authorised Investments exceeds the Prescribed Minimum Level on that Payment Date (after taking account of any payments to be made on that Payment Date to replenish Liquid Authorised Investments under clause 6.6(a)(i) and in disposing of Liquid Authorised Investments under clauses 6.4 and 6.5(a)).

         SWAP PROVIDER means, in relation to a Hedge Agreement, the counterparty which enters into that arrangement with the Trustee.

         TITLE INSURANCE POLICY means, in relation to a Mortgage, an insurance policy in a form reasonably acceptable to the Trustee which insures against losses arising from that

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         Mortgage providing insufficient security for the relevant Loan, including, as a result of the Mortgage:

         (a)   being subject to any prior encumbrance;

         (b)   not being validly registered; or

         (c)   being invalid or unenforceable.

         TITLE INSURER means First American Title Insurance Company of Australia Pty Limited (ABN 64 075 279 908) or any other entity approved from time to time by the Trust Manager and which each Designated Rating Agency has confirmed will not cause the downgrade or withdrawal of the rating of any Note.

         TOTAL INITIAL PRINCIPAL AMOUNT means, at any time in respect of a Class, the sum of all Initial Principal Amounts for all Notes in that Class.

         TOTAL PRINCIPAL AMOUNT means, at any time in respect of a Class, the sum of all Principal Amounts at that time for all Notes in that Class.

         TRANSACTION DOCUMENT means each Transaction Document (as defined in the Master Trust Deed) which relates to the Trust, and includes the Note Trust Deed and the Agency Agreement.

         TRUST means the Interstar Millennium Series 2002-1G Trust constituted under the Master Trust Deed and the Notice of Creation of Trust.

         TRUST MANAGER'S FEE has the meaning given in clause 7.1(a).

         TRUSTEE'S FEE has the meaning given in clause 7.1(b).

         UNDERWRITER means Barclays Bank PLC.

         UNDERWRITING AGREEMENT means the Underwriting Agreement dated on or about the date of this Series Notice between the Trustee and the Underwriters.

         US$ ACCOUNT means the US$ account opened and maintained for the purposes of the Trust outside Australia with the Principal Paying Agent (so long as the Principal Paying Agent is an Approved Bank) or with such other person who is an Approved Bank.

3.2      INTERPRETATION

         (a) Clause 1.2 of the Master Trust Deed is incorporated into this Series Notice as if set out in full, except that any reference to DEED is replaced by a reference to SERIES NOTICE and any reference to A TRUST is replaced by a reference to THE TRUST.

         (b)   (i)       A reference to US DOLLARS or US$ is to the currency of
                         the United States of America.

               (ii) A reference to AUSTRALIAN DOLLARS or A$ is to the currency of Australia.

3.3      LIABILITY

         (a) (GENERAl) Clause 32 of the Master Trust Deed, as amended by the Notice of Creation of Trust and this Series Notice, applies to the obligations and liabilities of the Trustee and the Trust Manager under this Series Notice.

         (b)   (LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY)

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               Without limiting the generality of paragraph (a), clause 32.16 of the Master Trust Deed as amended by this Series Notice is incorporated into this Series Notice as if set out in full, except that any reference to DEED is replaced by a reference to Series Notice and any reference to TRUST refers to the Trust.

         (c) (UNRESTRICTED REMEDIES) Nothing in this clause 3.3 limits a person in:

               (i) obtaining an injunction or other order to restrain any breach of this agreement by any party; or

               (ii)      obtaining declaratory relief.

         (d)   (RESTRICTED REMEDIES) Except as provided in paragraphs (a) and
               (b) and subject to paragraph (c), no person shall:

               (i) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Trustee;

               (ii) (WINDING UP) apply for the winding up or dissolution of the Trustee;

               (iii) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee (other than the Assets of the Trust);

               (iv) (COURT APPOINTED RECEIVER) apply for the appointment by a court or a receiver to any of the assets of the Trustee (other than the Assets of the Trust);

               (v) (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

               (vi) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee (other than in respect of the Assets of the Trust); or

               (vii) (ADMINISTRATOR) appoint, or agree to the appointment of, any administrator to the Trustee,

         or take proceedings for any of the above and each party (including each Noteholder) waives its rights to make those applications and take those proceedings.

3.4      PAYMENT TO BE MADE ON BUSINESS DAY

         (a) If any payment is due under a Transaction Document on a day which is not a Business Day, the due date will be the next Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day.

         (b) If any Payment Date falls on a day which is not a Business Day, the Payment Date will be the next Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day.

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4.       NOTES
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4.1      CONDITIONS OF NOTES

         (a) The conditions of the Registered Notes will be as set out in the Master Trust Deed, as supplemented and amended by the provisions set out in this Series Notice.

         (b) The conditions of the Class A2 Notes will be as set out in the Master Trust Deed (as supplemented and amended by this Series Notice) and the Conditions.

4.2      SUMMARY OF CONDITIONS OF NOTES

         Under clause 9.3 of the Master Trust Deed, the Trust Manager provides the following information in respect of the Notes.

         (a)   Class of Note:             there will be the following Classes of
                                          Notes:

                                          (i)      Class A1 Notes

                                          (ii)     Class A2 Notes

                                          (iii)    Class B Notes

         (b)   Total Initial Principal    (i)      the Class A1 Notes - the
               Amount of each Class of             aggregate  of the Initial
               Notes:                              Principal Amounts of those
                                                   Class A1 Notes on the
                                                   relevant Note Issue Date

                                          (ii)     Class A2 Notes -
                                                   US$[1,000,000,000]

                                          (iii)    Class B Notes -
                                                   A$[150,000,000]

        (c)    Manner and order in        as set out in clause 6
               which principal and
               interest is  to be
               paid on Notes:

        (d)    MBS Margin:                (i)      any Class A1 Note, the
                                                   percentage per annum as
                                                   determined by the Trust
                                                   Manager and notified to the
                                                   Trustee on the relevant Note
                                                   Issue Date

                                          (ii)     any Class A2 Note, [*]% per
                                                   annum; and

                                          (iii)    any Class B Note, [*]% per
                                                   annum.

        (e)    Initial Principal Amount:  (i)      any Class A1 Note - the
                                                   amount as determined by the
                                                   Trust Manager and notified to
                                                   the Trustee on the date which
                                                   is 2 Business Days before the
                                                   relevant Note Issue Date

                                          (ii)     any Class A2 Note - subject
                                                   to clause 4.3(b), each
                                                   denominated with an Initial
                                                   Principal Amount of
                                                   US$100,000 per Note and,
                                                   thereafter, with minimum
                                                   increments of US$1,000

                                          (iii)    any Class B Note - subject to
                                                   clause 4.3(a), each

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                                                   denominated with an Initial
                                                   Principal Amount of A$10,000
                                                   per Note

         (f)   Rating:                    (i)      Class A1 Notes - such rating
                                                   (if any) notified by the
                                                   Trust Manager to the Trustee
                                                   as approved by each
                                                   Designated Rating Agency for
                                                   those Class A1 Notes at the
                                                   relevant Note Issue Date

                                          (ii)     Class A2 Notes - AAA long
                                                   term rating from S&P; and Aaa
                                                   long term rating from Moody's

                                          (iii)    Class B Notes - AA- long term
                                                   rating from S&P

         (g)   Issue Price:               (i)      any Class A1 Note - issued at
                                                   par value, at a premium or at
                                                   a discount, as notified by
                                                   the Trust Manager to the
                                                   Trustee at the relevant Note
                                                   Issue Date in accordance with
                                                   clause 5

                                          (ii)     any Class A2 Note - issued at
                                                   par value

                                          (iii)    any Class B Note - issued at
                                                   par value

         (i)   Maturity Date:             [December 2033]

4.3      ISSUE OF NOTES

         (a) The Registered Notes must be issued in minimum parcels or subscriptions which have an aggregate Initial Principal Amount of A$500,000, (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division 2 of Part 1.2 of the Corporations Act)) or must otherwise constitute an issue that is not required to be disclosed under Part 6D.2 of the Corporations Act.

         (b) The Class A2 Notes must be issued in minimum parcels or subscriptions which have an aggregate Initial Principal Amount of US$100,000 and in amounts, or on terms, such that their offer for subscription and their issue will comply with:

               (i) the Financial Services and Markets Act 2000 (UK) and all regulations made under or in relation to that Act and the Public Offers of Securities Regulations 1995; and

               (ii) the Securities Act, the Exchange Act, all regulations made under or in relation to them, and all other laws or regulations of any jurisdiction of the United States of America regulating the offer or issue of, or subscription for, Notes.

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         (c)   No Registered Note has been or will be registered under the
               Securities Act and the Registered Notes must not be offered or sold within the United States or to, or for the account or benefit of, US persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

4.4      TRUSTEE'S COVENANT TO NOTEHOLDERS

         Subject to the terms of the Master Trust Deed and this Series Notice, the Trustee:

         (a) acknowledges its indebtedness in respect of the Principal Amount of each Note; and

         (b) covenants for the benefit of the Security Trustee, each Registered Noteholder and the Note Trustee on behalf of the Class A2 Noteholders (subject to receiving any directions required under and given in accordance with the Transaction Documents):

               (i) to make all payments on or in respect of the Notes held by that Noteholder on the due date for payment;

               (ii) to comply with the terms of this Series Notice and the Transaction Documents to which it is a party; and

               (iii) to pay the Principal Amount in relation to the Notes held by that Noteholder on the Maturity Date together with accrued and unpaid interest thereon.

4.5      REPAYMENT OF NOTES ON PRINCIPAL REPAYMENT DATES

         (a) On each Principal Repayment Date for a Note, the Principal Amount of that Note shall be reduced by, and the obligations of the Trustee with respect to that Note shall be discharged to the extent of, the amount of the Principal Payment made on that Principal Repayment Date in respect of that Note.

         (b) All Principal Payments on the Class A2 Notes will be made in US dollars.

         (c) All Principal Payments on the Registered Notes will be made in Australian dollars.

4.6      FINAL REDEMPTION

         Each Note shall be finally redeemed, and the obligations of the Trustee with respect to the payment of the Principal Amount of that Note shall be finally discharged, on the first to occur of:

         (a) the date on which the Principal Amount of that Note is reduced to zero;

         (b) the date on which the relevant Noteholder renounces in writing all of its rights to all amounts payable under or in respect of that Note;

         (c)   in relation to:

               (i) the Class A2 Notes, the date on which all amounts received by the Note Trustee with respect to the enforcement of the Security Trust Deed and

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                         payable to the Class A2 Noteholders are paid to the
                         Class A2 Noteholders; and

               (ii) the Registered Notes, the date on which all amounts received with respect to the enforcement of the Security Trust Deed and payable to the Registered Noteholders are paid to the Registered Noteholders;

         (d) the Payment Date immediately following the date on which the Trustee completes a sale and realisation of all Assets of the Trust in accordance with the Master Trust Deed and this Series Notice; and

         (e)   the date on which the Note is cancelled or redeemed under clause
               6.6.

4.7      PERIOD DURING WHICH INTEREST ACCRUES

         Each Note bears interest calculated and payable in arrears in accordance with this Series Notice from the relevant Note Issue Date to the date upon which that Note is finally redeemed in accordance with clause 4.6.

4.8      CALCULATION OF INTEREST

         (a) Interest payable on each Note in respect of each Interest Period for that Note is calculated:

               (i)       on a daily basis at the applicable Interest Rate;

               (ii) on the Principal Amount of that Note as at the first day of that Interest Period; and

               (iii) on the basis of the actual number of days in that Interest Period and:

                         (A) in the case of the Class A2 Notes, a year of 360 days; and

                         (B) in the case of the Registered Notes, a year of 365 days,

                         and shall accrue due from day to day.

         (b) The Step-Up Margin for each Class of Notes is the percentage per annum which:

               (i) applies following the relevant Step-Up Margin Date for that Class;

               (ii) is, in the case of any: (A) Class A2 Notes, [*]% per annum; and (B) Class B Notes, [*]% per annum; and

               (iii)     in addition to:

                         (A)  (1)  LIBOR, in the case of the Class A2 Notes; or

                              (2) Bank Bill Rate, in the case of the Registered Notes; and

                         (B)  the relevant MBS Margin,

                         forms the Interest Rate following the relevant Step-Up Margin Date for that Class.

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4.9      AGGREGATE RECEIPTS

         Notwithstanding anything in clause 6, no Noteholder will be entitled to receive aggregate principal under any of the provisions in that clause on any Note at any time in excess of the Principal Amount for that Note at that time.

4.10     OWNERSHIP OF NOTES

         The Trustee, the Trust Manager and the Security Trustee may treat a Noteholder as the absolute owner of any Note which the Noteholder is registered as holding (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

4.11     TAXATION

         All payments in respect of the Notes will be made without withholding or deduction for, or on account of, any present or future Taxes (including, without limitation, interest withholding tax) unless the Trustee or other payer is required by any applicable law to make any such payment in respect of the Notes subject to any withholding or deduction for, or on account of, any present or future Taxes. In that event, the Trustee or other payer must make such payment after such withholding or deduction has been made and must account to the relevant authorities for the amount so required to be withheld or deducted. The Trustee or other payer will not be obliged to make any additional payments to Noteholders in respect of that withholding or deduction.

5.       CLASS A1 NOTES
--------------------------------------------------------------------------------

5.1      NOTE ISSUE DIRECTION FOR CLASS A1 NOTES

         If, on a Payment Date, Mortgage Principal Repayments for the Collection Period preceding that Payment Date are insufficient to fund Redraws for that Collection Period in accordance with this Series Notice, then the Trust Manager may give the Trustee a Note Issue Direction to issue a series of Class A1 Notes in accordance with clause 12 of the Master Trust Deed and this clause 5.

5.2      CONDITIONS TO NOTE ISSUE DIRECTION

         The Trust Manager must not give a Note Issue Direction under clause 5.1 unless it has received written confirmation from each Designated Rating Agency that the issue of the Class A1 Notes would not result in a downgrading or withdrawal of a rating of any Note then outstanding.

5.3      TERMS OF NOTE ISSUE DIRECTION

         A Note Issue Direction given under clause 5.1:

         (a) must be given no later than the date which is 3 Business Days before the proposed issue date of the relevant Class A1 Notes, or any other date agreed by the Trustee and the Trust Manager; and

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         (b)   must specify the MBS Margin, the aggregate Initial Principal
               Amount, Initial Principal Amount, rating, issue price and Maturity Date of the relevant Class A1 Notes (in each case containing the relevant information specified in clause 4.2).

6.       CASHFLOW ALLOCATION METHODOLOGY
--------------------------------------------------------------------------------

6.1      GENERAL

         Collections and other amounts credited to the Collection Account will be allocated by the Trust Manager, and paid by the Trustee as directed by the Trust Manager, as set out in this clause 6.

6.2      CALCULATIONS

         (a) On or before each date which is 2 Business Days before each Payment Date, the Servicer will, in respect of the Collection Period immediately before that Payment Date, calculate or otherwise ascertain:

               (i)       all Income for that Collection Period;

               (ii)      all Mortgage Principal Repayments for that Collection
                         Period;

               (iii) the aggregate of all Redraws made during that Collection Period;

               (iv) the Bank Bill Rate for the relevant period (which shall be calculated and notified on that Payment Date);

               (v) the amount of Interest payable on each Note on that Payment Date (if any);

               (vi) the amount of the Principal Payment to be made on each Note on that Payment Date;

               (vii)     Expenses for that Collection Period;

               (viii) the Principal Amount of each Note as at the first day of the next Interest Period for that Note (after deducting any Principal Payment due to be made in respect of each Note on that Payment Date);

               (ix) the amount of any Approved Seller's Fee for that Collection Period;

               (x) in the case of the first Payment Date, the Interest Adjustment payable to an Approved Seller;

               (xi)      the Currency Swap Notional Amount for that Payment
                         Date;

               (xii)     the A$ Interest Amount for that Payment Date;

               (xiii) each A$ Equivalent Amount required to be calculated under this Series Notice; and

               (xiv) all other calculations necessary to make allocations and distributions under this clause 6.

         (b)   The Servicer must:

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               (i)       notify the Trustee and the Trust Manager of each of the
                         amounts calculated by it in paragraph (a);

               (ii) notify the Trustee, the Trust Manager, the Note Trustee, each Paying Agent, the Calculation Agent and the Currency Swap Provider by not later than (or as soon as practicable after) the date which is 2 Business Days before the relevant Payment Date of each determination with respect to the Class A2 Notes of the Principal Payment and Principal Amount in respect of that Payment Date and the Trust Manager will immediately cause details of each of those determinations to be published in accordance with Condition 12. If no Principal Payment is due to be made on the Class A2 Notes on any Payment Date a notice to this effect will be given to the Class A2 Noteholders in accordance with Condition 12; and

         (c) The Trust Manager must (based on the notifications received from the Servicer under paragraph (b)) instruct the Trustee in writing on or before the date which is 2 Business Days before the relevant Payment Date as to the payments to be made by the Trustee on the Payment Date.

6.3      REDRAWS

         If an Obligor makes Additional Repayments in relation to a Loan held by the Trustee then the Trustee must provide a Redraw to the Obligor upon being so directed by the Trust Manager in its absolute discretion and subject to the Trust Manager certifying to the Trustee that:

         (a) the Redraw to be provided to the Obligor together with the current Unpaid Balance of the Loan will not exceed the scheduled balance of the Loan;

         (b) after allowing for all payments which the Trustee is then required to make or which the Trust Manager reasonably expects that the Trustee will be required to make, there is or will be sufficient cash in the Assets of the Trust (whether as a result of the issue of Class A1 Notes or otherwise) for the Trustee to provide that Redraw; and

         (c) the Loan is not in Arrears at the time of the request for the Redraw by the Obligor.

6.4      LIQUID AUTHORISED INVESTMENTS


         (b) The Trust Manager shall make such directions to the Trustee, and the Trustee must comply with those directions, required to ensure that, subject to paragraph (b), the value of the Liquid Authorised Investments shall not at any time be less than the Prescribed Minimum Level at that time.

         (c) The Trust Manager may direct the Trustee, and the Trustee must allow at the direction of the Trust Manager, the value of Liquid Authorised Investments to be less than the Prescribed Minimum Level where the Trustee is required to apply all or part of the Liquid Authorised Investments towards payment of any of the amounts (other than any Break Costs to any Swap Provider under clause 6.5(a)(viii), Approved Seller's Fee or Beneficiary Distribution) as provided in clause 6.5(a).

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         (d)   If the payment of the whole of any Break Costs to any Swap
               Provider under clause 6.5(a)(viii) would result in the value of the Liquid Authorised Investments being less than the Prescribed Minimum Level, or if the value of the Liquid Authorised Investments at the time of proposed payment is already less than the Prescribed Minimum Level, then:

               (i) a Swap Provider shall only be entitled to receive, and the Trustee must only pay, that part of the Break Costs to that Swap Provider under clause 6.5(a)(viii) which will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level; and

               (ii) payment of the balance of the Break Costs to a Swap Provider under clause 6.5(a)(viii) shall be deferred until such later Payment Date as such payment will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level.

               Prior to any payment of any Break Costs to any Swap Provider under clause 6.5(a)(viii), the Trust Manager shall certify to the Trustee that such payment will not breach this paragraph (c) (upon which certification the Trustee will rely conclusively).

         (e) If the payment of the whole of any Approved Seller's Fee under clause 6.5(a) would result in the Value of the Liquid Authorised Investments being less than the Prescribed Minimum Level, or if the value of the Liquid Authorised Investments at the time of proposed payment is already less than the Prescribed Minimum Level, then:

               (i) an Approved Seller shall only be entitled to receive, and the Trustee must only pay, that part of the Approved Seller's Fee which will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level; and

               (ii) payment of the balance of the Approved Seller's Fee shall be deferred until such later Payment Date as such payment will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level.

               Prior to any payment of any Approved Seller's Fee, the Trust Manager shall certify to the Trustee that such payment will not breach this paragraph (d) (upon which certification the Trustee will rely conclusively).

         (f) If the payment of the whole of the Beneficiary Distribution under clause 6.5(a) would result in the value of the Liquid Authorised Investments being less than the Prescribed Minimum Level, or if the value of the Liquid Authorised Investments at the time of proposed payment is already less than the Prescribed Minimum Level, then:

               (i) holders of Residual Income Units shall only be entitled to receive, and the Trustee must only pay, that part of the Beneficiary Distribution which will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level; and

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               (ii)      payment of the balance of the Beneficiary Distribution
                         shall be deferred until such later Payment Date as such payment will not result in the value of Liquid Authorised Investments being less than the Prescribed Minimum Level.

               (iii) Prior to any payment of the Beneficiary Distribution, the Trust Manager shall certify to the Trustee that such payment will not breach this paragraph (e) (upon which certification the Trustee will rely conclusively).

6.5      INTEREST AND OTHER PAYMENTS

         (a) On each Payment Date, the Trustee shall (in accordance with the written direction provided to it by the Trust Manager on or before the date which is 2 Business Days before the Payment Date) out of the Income for the Collection Period immediately before that Payment Date (or out of the proceeds of disposal of any Liquid Authorised Investments as provided for in clause 6.4 or out of Capital as provided for in paragraph (d)) make the following payments or retain moneys in the following order of priority.

               (i) FIRST - an amount equal to any Interest Adjustment required to be paid to an Approved Seller and then outstanding (the Trustee acknowledges and agrees that it has no entitlement to the moneys comprising the Interest Adjustment).

               (ii) SECOND - payment of any Taxes payable in relation to the Trust (not including any GST covered in paragraph
                         (f) or paragraph (g)).

               (iii)     THIRD - subject to sub-paragraph (a)(ii) and paragraph
                         (c), payment (in the following order of priority) of:

                         (A) pari passu and rateably, as between themselves, payments of:

                              (1) the Trustee's Fee for the Collection Period (as adjusted in accordance with paragraph
                                   (g)); and

                              (2) any fees payable to the Note Trustee under the Transaction Documents for the Collection Period;

                         (B) pari passu and rateably, as between themselves, payments of:

                              (1) any fees payable, pari passu and rateably, to the Paying Agents under the Transaction Documents for the Collection Period; and

                              (2) any fees payable to the Calculation Agent under the Transaction Documents for the Collection Period;

                         (C) the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents or the Calculation Agent and the Trust Manager's Fee) in relation to the Collection Period;

                         (D) the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents or the Calculation Agent and the Trust Manager's Fee) which the Trust Manager or the Trustee

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                              reasonably anticipates will be incurred prior to
                              the next Payment Date; and

                         (E) the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents or the Calculation Agent and the Trust Manager's Fee) not covered by sub-paragraphs (C) or (D) which have already been incurred prior to the Payment Date but which have not previously been paid or reimbursed.

               (iv) FOURTH - payment to the Trust Manager of the Trust Manager's Fee for the Collection Period.

               (v)       FIFTH - pari passu and rateably as between themselves:


                         (A) payment to the Interest Rate Swap Provider of any amounts payable under the Interest Rate Swap other than any Break Costs in respect of the termination of the Interest Rate Swap;

                         (B) payment of any Interest for the Interest Period for the Class A1 Notes ending on that Payment Date to the Class A1 Noteholders;

                         (C) subject to clause 6.12, payment to the Currency Swap Provider of:

                              (1) the A$ Interest Amount for that Payment Date (and, if that Payment Date is a Quarterly Payment Date, any reciprocal payment by the Currency Swap Provider is thereafter to be applied in accordance with clause 6.8(a)(i) towards payment of Interest on the Class A2 Notes); and

                              (2) any Break Costs payable under the Currency Swap other than in respect of the termination of the Currency Swap where the Currency Swap Provider is the Defaulting Party.

               (vi) SIXTH - payment of any Interest for the Interest Period for the Class B Notes ending on that Payment Date to the Class B Noteholders.

               (vii) SEVENTH- where any part of Capital has previously been applied by the Trustee in accordance with paragraph (d) by the application by the Trustee for the purposes of replenishment of the Assets of the Trust of an amount equal to the amount of Capital so applied.

               (viii) EIGHTH- subject to compliance with the Prescribed Minimum Level of Liquid Authorised Investments set out in clause 6.4(c) (and the restrictions contained in paragraph (d)), payment, pari passu and rateably, of any Break Costs payable to:

                         (A) the Interest Rate Swap Provider in respect of the termination of the Interest Rate Swap; and

                         (B) the Currency Swap Provider in respect of the termination of the Currency Swap where the Currency Swap Provider is the Defaulting Party.

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               (ix)      NINTH - subject to compliance with the Prescribed
                         Minimum Level of Liquid Authorised Investments set out in clause 6.4(d) (and the restrictions contained in paragraph (d)), payment of any Approved Seller's Fee.

               (x) TENTH - subject to compliance with the Prescribed Minimum Level of Liquid Authorised Investments set out in clause 6.4(e) (and the restriction contained in paragraph (d)), payment of the balance (if any) to each holder of a Residual Income Unit, pro rata.

         (b) In the event that for any reason whatsoever the Trustee does not have sufficient cash to make all of the payments as provided in paragraph (a) then the amount available to be paid shall be distributed in the order of priority of distribution as referred to in paragraph (a), and:

               (i) in the case of the payment of Interest to Class A Noteholders under paragraph (a)(v), the proportion of any amount available to be paid to each such Noteholder shall be the proportion which the Principal Amount of the Notes of that Class held by that Noteholder bears to the Total Principal Amount of all Notes of that Class; and

               (ii) in the case of the payment of Interest to Class B Noteholders under paragraph (a)(vi), the proportion of any amount available to be paid to each Class B Noteholder shall be the proportion which the Principal Amount of the Class B Notes held by that Class B Noteholder bears to the Total Principal Amount of all Class B Notes.

         (c)   In the event that:

               (i) the Trustee receives a payment under clause 6.5(a)(iii) for Expenses which the Trustee reasonably anticipates will be incurred prior to the next Payment Date; and

               (ii) all or any part of such Expenses are not actually incurred prior to that next Payment Date,

               then the following provisions shall apply:

               (iii) the Trustee shall repay into the Assets of the Trust on that next Payment Date such excess amount which was not actually incurred; or

               (iv) if the Trustee fails to repay the amount in accordance with sub-paragraph (c)(iii), then such amount shall be set-off against the amount which would otherwise be payable under clause 6.5(a) to the Trustee with respect to Expenses on that next Payment Date.

         (d) If, during any Financial Year, the amount equal to the aggregate of the Income accrued for a Collection Period and the proceeds of disposal of any Liquid Authorised Investments to be applied, in accordance with clause 6.4, under clause 6.5(a) on the corresponding Payment Date is less than the aggregate of the amounts payable by the Trustee under clause 6.5(a) for that Collection Period, then the Trustee shall (at the direction of the Trust Manager) apply Capital in payment of those amounts in order of priority set out in clause 6.5(a) (except for

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               any Break Costs to any Swap Provider under clause 6.5(a)(viii),
               Approved Seller's Fee or Beneficiary Distribution which may only be paid from Income) to the extent available to do so.

         (e) If any Approved Seller's Fee is not paid in full on a relevant Payment Date, then the unpaid balance shall bear interest at a rate determined by the Trust Manager and advised to the Trustee from time to time, such interest to be calculated on a daily balance from the due date up to and including the date of actual payment.

         (f) Any GST which applies or may apply in respect of any services provided pursuant to this Series Notice or the other Transaction Documents by the Trust Manager in relation to the Trust will be paid by the Trust Manager from the Trust Manager's Fee or from the Trust Manager's own resources.

         (g) In relation to any supply by the Trustee under the Transaction Documents of goods or services in relation to the Trust, the fee payable will be adjusted to take into account any change after 1 July 2000 in the rate of GST payable pursuant to the A New Tax System (Goods and Services Tax Imposition - General) Act 1999.

         (h) Interest to which any Noteholder may be entitled in respect of a Note for an Interest Period shall only fall due for payment by the Trustee to the Noteholder upon the applicable Payment Date.

6.6      REPAYMENTS OF PRINCIPAL AMOUNT AND REDEMPTION OF NOTES

         (a)   (i)       All Mortgage Principal Repayments which are received by
                         the Trustee in each Collection Period, except to the extent the Trust Manager directs the Trustee in writing that such moneys be applied or retained for Liquidity
                         Purposes in accordance with the provisions of this Series Notice, and any Surplus Liquidity for the corresponding Payment Date must, prior to the enforcement of the Security Trust Deed, be deposited or paid by the Trustee (at the direction of the Trust
                         Manager, such direction to be given on or before the date which is 2 Business Days before the relevant
                         Payment Date) on the corresponding Payment Date in the following order of priority.

                         (A) FIRST - payments to be made in accordance with clause 6.5(d).

                         (B) SECOND - to Class A1 Noteholders (in the proportion as specified in sub-paragraph (ii)) in payment of the Principal Amount of the Class A1 Notes until such time as all Class A1 Notes have been redeemed in full.

                         (C) THIRD - subject to clause 6.12, to the Currency Swap Provider under the Currency Swap of the A$ Equivalent of the Currency Swap Notional Amount for that Payment Date (and, if that Payment Date is a Quarterly Payment Date, any reciprocal payment by the Currency Swap Provider is thereafter to be applied in accordance with clause 6.8(a)(ii) towards payment of the Principal Amount of the Class A2

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                              Notes (in the proportion as specified in sub-
                              paragraph (ii)) until such time as all Class A2 Notes have been redeemed in full.

                         (D) FOURTH - to Class B Noteholders (in the proportion as specified in sub-paragraph (ii)) in payment of the Principal Amount of the Class B Notes until such time as all Class B Notes have been redeemed in full.

                         (E) FIFTH - payment of the balance (if any) as a distribution to the holder of the Residual Capital Unit.

               (ii) The proportion of any amount available to be paid to any Noteholder in respect of any Class of Notes will be the proportion which the Principal Amount of the Note in respect of that Class of Notes held by that Noteholder bears to the Total Principal Amount of all Notes in respect of that Class of Notes.

         (b) On any Payment Date when the Total Principal Amount of all Notes in all Classes does not exceed 10% of the Initial Principal Amount of all Notes the Trustee must, if so directed in writing by the Trust Manager on or before the date which is 2 Business Days before that Payment Date, repay the whole of the Principal Amount of all Notes together with any outstanding Interest in relation to those Notes subject to the following conditions:

               (i)       the Trust Manager having provided to:

                         (A) each relevant Noteholder, the Note Trustee and the Trustee, 30 days prior notice; and

                         (B) each Designated Rating Agency, 30 days prior written notice,

                          of the Trust Manager's intention to direct the Trustee to redeem the relevant Notes under this paragraph;

               (ii) the Trustee having sufficient cash to make such repayment (upon which the Trustee may rely conclusively on a certification from the Trust Manager);

               (iii) the Trustee retaining such amount as the Trust Manager or the Trustee reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses or payment to any Swap Provider under a Hedge Agreement; and

               (iv) the repayment being made in the order of priority set out in clause 6.6(a).

         (c) On any Payment Date on or after a Step-Up Margin Date the Trustee must, if so directed by the Trust Manager on or before the date which is 2 Business Days before that Payment Date, repay the whole of the Principal Amount of any Class of Notes together with any outstanding Interest in relation to those Notes subject to the following conditions:

               (i)       the Trust Manager having provided to:

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                         (A)  each relevant Noteholder, the Note Trustee and the
                              Trustee, 30 days prior notice; and

                         (B) each Designated Rating Agency, 30 days prior written notice,

                          of the Trust Manager's intention to direct the Trustee to redeem the relevant Notes under this paragraph;

               (ii) the Trust Manager receiving from each Designated Rating Agency written confirmation that the repayment will not result in a downgrade or withdrawal of the rating of any other Notes;

               (iii) the Trustee having sufficient cash to make such repayment (upon which the Trustee may rely conclusively on a certification from the Trust Manager);

               (iv) the Trustee retaining such amount as the Trust Manager or the Trustee reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses, payment to any Noteholder in respect of a Note (other than a Note in respect of which the Principal Amount and Interest are to be so repaid) or payment to any Swap Provider under a Hedge Agreement; and

               (v) the repayment being made in the order of priority set out in clause 6.6(a).

               The Trust Manager may give a direction described in paragraph (c) in respect of any one Class of Notes, with a particular Step-Up Margin Date notwithstanding that it has not given a similar direction in relation to any other Class with the same Step-Up Margin Date, provided that in no circumstance may the Trust Manager give a direction described in paragraph (c) in relation to Class B Noteholders unless:

               (1) there are at that time no Class A Noteholders outstanding; or

               (2) the Trust Manager at the same time gives or has given a direction described in paragraph (c) in relation to all Class A Notes then outstanding.

         (d) If the Trust Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that:

               (i) on the next Payment Date the Trustee or a Paying Agent would be required to deduct or withhold from any payment:

                         (A)  of principal or interest in respect of the Notes;
                              or

                         (B) to the Currency Swap Provider under the Currency Swap,

                         any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Government Agency; or

               (ii) a Government Agency requires the deduction or withholding from any payment by an Obligor in respect of a Purchased Loan of any amount for or on account of any taxes, duties, assessments or governmental charges of

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                         whatever nature imposed, levied, collected, withheld or
                         assessed by that Government Agency,

               the Trustee must, when so directed by Noteholders representing at least 75% of the outstanding Principal Amount of the Notes (provided that the Trustee will be in a position on such Payment Date to discharge (and the Trust Manager will so certify to the Trustee and the Note Trustee) all its liabilities in respect of the Notes (at their relevant Principal Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders, redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Payment Date, provided that the redemption is made in the order of priority set out in paragraph (a).

         (e) If the Trust Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that on the next Payment Date the Currency Swap Provider would be required to deduct or withhold from any payment under the Currency Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Government Agency, the Trustee must, when so directed by the Trust Manager (in its sole discretion) (provided that the Trustee will be in a position on such Payment Date to discharge (and the Trust Manager will so certify to the Trustee and the Note Trustee) all its liabilities in respect of the Notes (at their relevant Principal Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders, redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Payment Date, provided that the redemption is made in the order of priority set out in paragraph (a).

         (f) A Noteholder shall not be entitled to receive any amounts other than:

               (i)       the Interest payable on, and

               (ii)      the Principal Amount of,

               Notes held by that Noteholder.

         (g) The Trustee may not recover any Beneficiary Distribution from a Beneficiary once it is paid to that Beneficiary except where there has been an error in the relevant calculation of the Beneficiary Distribution.

6.7      PAYMENTS INTO US$ ACCOUNT

         (a) The Trustee must direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by the Currency Swap Provider under the Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement.

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         (b)   If the Trustee, the Trust Manager or the Servicer receives any amount denominated in US$ from the Currency Swap Provider under the Currency Swap it will promptly pay that amount to the credit of the US$ Account.

6.8      PAYMENTS OUT OF US$ ACCOUNT

         (a) The Trustee must, or must require that the Paying Agents on its behalf, at the direction of the Trust Manager, pay all amounts credited to the US$ Account by the Currency Swap Provider or under clause 6.7(b) as follows (and in accordance with the Note Trust Deed and the Agency Agreement) (in no order of priority):

               (i) as contemplated in clause 6.5(a)(v)(C), pari passu in relation to Class A2 Notes as payments of Interest on those Class A2 Notes;

               (ii) as contemplated in clause 6.6(a)(i)(C), pari passu to Class A2 Noteholders in payment of the Principal Amount of the Class A2 Notes until such time as all Class A2 Notes have been redeemed in full;

               (iii) as contemplated in clause 6.6(b), pari passu to Class A2 Noteholders in relation to Class A2 Notes as payment of redemption amounts;

               (iv) as contemplated in clause 6.6(c), pari passu to Class A2 Noteholders in relation to Class A2 Notes as payment of redemption amounts;

               (v) as contemplated in clause 6.6(d), pari passu to Class A2 Noteholders in relation to Class A2 Notes as payment of redemption amounts;

               (vi) as contemplated in clause 6.6(e), pari passu to Class A2 Noteholders in relation to Class A2 Notes as payment of redemption amounts; and

               (vii) as contemplated in clause 4.4(b)(iii), pari passu to Class A2 Noteholders in relation to Class A2 Notes as payment of redemption amounts.

6.9      ROUNDING OF AMOUNTS

         In making the calculations required or contemplated by this clause 6, the Servicer or the Trust Manager (as the case may be) shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Series Notice.

6.10     PRESCRIPTION

         Despite any other provision of this Series Notice and the Master Trust Deed, Condition 8 of the Class A2 Notes applies to all amounts payable in relation to any Class A2 Note.

6.11     REPLACEMENT OF CURRENCY SWAP

         (a) If the Currency Swap is terminated, the Trustee must, at the direction of the Trust Manager, enter into one or more currency swaps which replace the Currency Swap (in a form reasonably satisfactory to the Trustee) (collectively a REPLACEMENT CURRENCY
               SWAP) but only on the following conditions:

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               (i)       the Settlement Amount (as defined in the Currency Swap)
                         payable (if any) by the Trustee to the Currency Swap Provider will be paid in full when due in accordance with this Series Notice and the Currency Swap;

               (ii) the Designated Ratings Agencies confirm that the Replacement Currency Swap will not cause a reduction or withdrawal of the rating of the Class A2 Notes; and

               (iii) the liability of the Trustee under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under the Currency Swap.

         (b) If the conditions in (a) are satisfied, the Trustee must, at the direction of the Trust Manager, enter into the Replacement Currency Swap and if it does so it must direct the Replacement Currency Swap Provider to pay any upfront premium to enter into the Replacement Currency Swap due to the Trustee directly to the Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Settlement Amount (as defined in the Currency Swap) as referred to in (a) and to the extent that such premium is not greater than or equal to the Settlement Amount (as defined in the Currency Swap), the balance must be satisfied by the Trustee as an Expense of the Trust.

         (c) If the conditions in (a) are satisfied and the Trustee has entered into the Replacement Currency Swap, the Trustee must direct the Currency Swap Provider to pay any Settlement Amount (as defined in the Currency Swap) payable by the Currency Swap Provider to the Trustee on termination of the Currency Swap directly to the Replacement Currency Swap Provider as payment and to the extent of any premium payable by the Trustee to enter into the Replacement Currency Swap, in satisfaction of and to the extent of the Currency Swap Provider's obligation to pay that part of the Settlement Amount (as defined in the Currency Swap) to the Trustee.

6.12     CURRENCY SWAP DOWNGRADE

         If and for so long as the Currency Swap Guarantor has:

         (a)   a short term credit rating from S&P of less than A-1+; or

         (b) a short term credit rating from Moody's of less than P-1 or a long term credit rating from Moody's of less than A3,

         the Trust Manager must direct the Trustee to, and the Trustee must, apply any amounts payable under clauses 6.5(a)(v)(C) and 6.6(a)(i)(C) on a Payment Date in accordance with the Currency Swap.

6.13     PAYMENT PRIORITIES FOLLOWING AN EVENT OF DEFAULT:  SECURITY TRUST DEED

         Following an Event of Default as defined in the Security Trust Deed, the priority of payments with respect to the Trust will be governed by that deed.

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7.       MASTER TRUST DEED, INVESTMENT MANAGEMENT AGREEMENT AND REPRESENTATIONS,
         WARRANTIES AND UNDERTAKINGS
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7.1      COMPLETION OF DETAILS IN RELATION TO MASTER TRUST DEED

         (a) (TRUST MANAGER'S FEE) For the purpose of clause 18 of the Master Trust Deed, the fee payable to the Trust Manager in respect of the Trust for each Collection Period will be an amount calculated:

               (i) on the aggregate Initial Principal Amount of all Notes outstanding on the first day of that Collection Period minus the aggregate of Principal Payments made in respect of the Notes on or before that date;

               (ii) at the rate of 0.25% per annum or as otherwise agreed by the Trust Manager and the Trustee from time to time; and

               (iii) on the actual number of days in the Collection Period divided by 365 days,

               and shall accrue due from day to day.

         (b) (TRUSTEE'S FEE) For the purpose of clause 22.1 of the Master Trust Deed, the fee payable to the Trustee in respect of the Trust for each Collection Period will be an amount as agreed between the Trustee and the Trust Manager from time to time, subject to clause 6.5(g), which fee shall not include the Trust Manager's Fee or any Approved Seller's Fee.

         (c)   (APPROVED SELLER'S FEE)

               For the purpose of clause 8.12 of the Master Trust Deed, the fee payable to each relevant Approved Seller in respect of the Trust for each Collection Period will be an amount as agreed between the Approved Seller and the Trust Manager from time to time, which fee may include an entitlement to interest in the event of late payment but which fee shall not include any amount attributable to:

               (i)       any Taxes;

               (ii)      any Trustee's Fee;

               (iii)     any other Expenses (other than the Trust Manager's
                         Fee);

               (iv)      any payment to the Trust Manager of the Trust Manager's
                         Fee;

               (v) any net amounts payable to any Swap Provider as required under any Hedge Agreement;

               (vi)      any payment of Interest to Noteholders; and

               (vii) any amount by way of replenishment of the Assets of the Trust.

         (d) (FEE CHANGES TO TAKE ACCOUNT OF GST) Subject to clause 6.5(f), none of the above fees in this clause 7.1 are to be increased by reference to any applicable GST unless:

               (i) the Trustee, the Trust Manager and the recipient of the relevant fee agree (that agreement not to be unreasonably withheld); and

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               (ii)      the increase will not result in the downgrading or
                         withdrawal of the rating assigned to any Notes by any Designated Rating Agency.

7.2      AMENDMENTS TO MASTER TRUST DEED

         The Master Trust Deed is amended for the purpose of the Trust as follows:

         (a)   CLAUSE 1 - DEFINITIONS AND INTERPRETATION

               (i) For the purposes of the definition of AUTHORISED INVESTMENTS in clause 1.1 of the Master Trust Deed:

                         (A)  delete the words "an Approved Bank" in paragraph
                              (b) and replace it with the words "a bank rated A-1+ by S&P and P-1 by Moody's (an AUTHORISED
                              BANK)";

                         (B) delete the words "Approved Bank" in paragraph (c) and replace them with the words "Authorised Bank";

                         (C) replace the wording in sub-paragraph (i) before sub-paragraph (i)(A) with "unless otherwise advised in writing by each Designated Rating Agency";

                         (D) replace sub-paragraph (i)(A) and (i)(B) with a sub-paragraph (i)(A) as follows:

                              "(A) each proposed investment falling within
                                   categories (b), (c) and (d) must have a
                                   credit rating issued by S&P of A-1+ and by Moody's of P-1 or by S&P of AAA and by Moody's of Aaa;

                         (E) re-label sub-paragraph (i)(C) to be (i)(B) and insert at the end of the sub-paragraph the words " and by Moody's of Aaa"; and

                         (F) delete the words in sub-paragraph (ii)(A) after "it was acquired".

               (ii) For the purposes of the definition of EXPENSES in clause 1.1 of the Master Trust Deed:

                         (A) insert ", DTC" in paragraph (t) after "Stock Exchange";

                         (B) in paragraph (t), delete the word "and' after the semi-colon;

                         (C) replace the comma at the end of paragraph (u) with "; and"; and

                         (D)  add a new paragraph (v) at the end as follows:

                              "(u) any fees or expenses payable to a Paying
                                   Agent or Calculation Agent,".

               (iii) For the purposes of the definition of INSOLVENCY EVENT in clause 1.1 of the Master Trust Deed, replace "or a Mortgage Insurer" with ", a Mortgage Insurer, a Title Insurer or any other corporation" before "(each a RELEVANT CORPORATION)".

               (iv) For the purposes of the definition of RELATED SECURITY in clause 1.1 of the Master Trust Deed:

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                         (A)  re-letter the existing subparagraph (d) as
                              subparagraph (e); and

                         (B) insert as a new subparagraph (d) "any Title Insurance Policy in relation to a Mortgage securing the loan and any amounts received by the Trustee (or a Servicer on its behalf) under any Title Insurance Policy.".

               (v) Insert the following definition in clause 1.1 of the Master Trust Deed:

                         TITLE INSURANCE POLICY means any title insurance policy specified as a TITLE INSURANCE POLICY in the Series Notice for that Trust.

               (vi) Insert the following definition in clause 1.1 of the Master Trust Deed:

                         TITLE INSURER means any title insurer specified as a TITLE INSURER in the Series Notice for that Trust.

         (b)   CLAUSE 6 - ORIGINATION

               For the purposes of clause 6(a) of the Master Trust Deed, insert the words "or the Trust Manager" after "Note Issue Direction".

         (c)   CLAUSE 8 - ACQUISITION FROM APPROVED SELLER

               (i) The following provisions replace clause 8.1 of the Master Trust Deed.

                         Where:

                         (A) a Note Issue Direction directs that the Trustee issues Notes to fund; or

                         (B) there is an investment proposal or direction by the Trust Manager (in accordance with the Transaction Documents) for,

               (ii) the acquisition of Authorised Investments from an Approved Seller under a Sale Notice under clause 8.3 of the Master Trust Deed and the Trustee implements the direction or proposal, the Trustee shall use the proceeds of the relevant issue of Notes for the purpose of the acquisition in accordance with clause 8 of the Master Trust Deed.

               (iii)     For the purposes of clause 8.4(a) of the Master Trust
                         Deed:

                         (A) insert in clause 8.4(a)(ii) before "the Trust Manager", the words "(where clause 8.1(i) applies)"; and

                         (B) each of the following is a condition precedent to the giving of the Sale Notice:

                              (CERTIFIED COPIES) The Trustee has received certified copies of the forms of each Mortgage Insurance Policy and Title Insurance Policy, and the forms of the Loan Agreements, relating to the Purchased Loans.

                              (RELEASE) The Trustee has received evidence that the Purchased Loans and related Loan Rights will be released from any Security Interest as of the Closing Date.

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               (iv)      For the purposes of clause 8.7(b) of the Master Trust
                         Deed and clauses 6.6(b) to (d) (inclusive), the following provisions apply:

                         (A) On the date on which a redemption of Notes under clause 6.6(b), (c) or (d) is to occur, the Trust Manager may direct the Trustee to offer to sell the Loans held by the Trustee to an Other Trust or any other person in accordance with the Master Trust Deed and any relevant Series Notice.

                         (B) The Trustee as trustee of the Trust will do all things reasonably necessary to give effect to the disposal of the Loans held by the Trustee to that Other Trust or other person (as the case may be) in accordance with the Master Trust Deed and any relevant Series Notice.

                         (C) In the case of a disposal to an Other Trust, the Trust Manager may only give the direction referred to in sub-paragraph (iv)(A) to the extent that funds are available to the Other Trust to acquire those assets.

               (v)       For the purposes of clause 8.8 of the Master Trust
                         Deed:

                         (A)  in relation to sub-paragraph (a)(i):

                              (1)  delete the words "after a Note Issue Date";
                                   and

                              (2) replace the words "corresponding Note Issue Direction" with "relevant Sale Notice";

                         (B)  in relation to sub-paragraph (a)(ii):

                              (1) delete the words "after the Note Issue Date" and the words "as soon as possible";

                              (2) insert the words "or Sale Notice" after "in that Series Notice";

                              (3) insert the words "Series Notice or" before "Sale Notice in respect of"; and

                              (4) replace the words "corresponding Note Issue Direction" with "relevant Sale Notice"; and

                         (C)  in relation to paragraph (b):

                              (1) delete the words "on or" and "after a Note Issue Date";

                              (2) replace the words "corresponding Note Issue Direction" with "relevant Sale Notice"; and

                              (3) replace the words "the Note Issue Date" with "the relevant Closing Date" (where it appears twice).

         (d)   CLAUSE 11 - LIMITS ON RIGHTS OF NOTEHOLDERS AND BENEFICIARY

               For the purposes of clause 11.1 of the Master Trust Deed:

               (i) in relation to paragraph (h), insert ", Security Trustee" after "Trustee";

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               (ii)      in relation to paragraph (k), insert "or an Approved
                         Seller" after "Trust Manager";

               (iii)     replace paragraph (l) with the following:

                         "(l) (take proceedings) take any proceedings of any
                              nature whatsoever in any court or otherwise or to obtain any remedy of any nature (including against the Trustee, the Trust Manager, the Security Trustee or the Servicer or any former Trustee, Trust Manager, Security Trustee or Servicer or in respect of any Trust or any Asset of any Trust) provided that it shall be entitled to compel the Trustee, the Trust Manager, the Security Trustee and the Servicer to comply with their respective duties and obligations under the Transaction Documents"; and

               (iv)      replace paragraph (m) with the following:

                         "(m) (recourse to personal assets) any recourse
                              whatsoever to the Trustee, the Security Trustee or the Trust Manager in their personal capacity, except to the extent of any fraud, negligence or wilful default on the part of the Trustee or the Trust Manager or as provided in the relevant Transaction Documents in relation to the Security Trustee."

         (e)   CLAUSE 12 - PROCEDURE FOR ISSUE OF NOTES

               (i) For the purposes of clause 12.1 of the Master Trust Deed, the Note Issue Direction for the Notes may be issued by the Trust Manager on or at any time prior to the Note Issue Date for the Notes.

               (ii) For the purposes of clause 12.6(a) of the Master Trust Deed, the certification by the Trust Manager may occur on or at any time prior to the Note Issue Date for the Notes.

         (f)   CLAUSE 13 - TRANSFERS OF NOTES

               The following provisions replace clause 13.3 of the Master Trust
               Deed:

               "(a)      Notes can only be transferred if:

                         (i) the amount payable on acceptance of the offer by the transferee is a minimum amount of $500,000 (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division 2 of Part 1.2 of the Corporations Act)); or

                         (ii) the offer or invitation to the transferee by the
                              Noteholder in relation to such Notes does not otherwise require disclosure under Part 6D.2 of the Corporations Act and the Corporations Regulations made under the Corporations Act.

               (b) Prior to purchasing any Notes, purchasers should consult counsel with respect to the availability and conditions of exemption from the restriction on resale or transfer.".

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         (g)   CLAUSE 15 - THE REGISTER

               (i) For the purposes of clause 15.3(a) of the Master Trust Deed, the Trustee and the Trust Manager agree that the Register with respect to the Trust may be kept at the Trustee's principal office in Sydney.

               (ii) For the purposes of clause 15.5 of the Master Trust Deed, the Trustee may:

                         (A)  without prior notice to the Noteholders close the
                              Register:

                              (1) in relation to any Note, each period from the close of business (Sydney time) on the date which is 5 Business Days before each Payment Date for that Note to close of business on that Payment Date; or

                              (2) when required for the Auditor to conduct any audit in relation to the Trust; or

                         (B) with prior notice to the Registered Noteholders, close the Register for other periods not exceeding 30 days (or such other period of time as agreed between the Trustee and the Trust Manager, with the approval of an Extraordinary Resolution of Registered Noteholders) in aggregate in any calendar year.

         (h)   CLAUSE 17 - THE TRUST MANAGER

               Reference in clause 17.20(e) to "the Designated Rating Agency' is amended to be reference to "each Designated Rating Agency".

         (i)   CLAUSE 19 - RETIREMENT, REMOVAL AND REPLACEMENT OF TRUST MANAGER

               (i) Each reference in clause 19 to "the Designated Rating Agency", "the Trusts" and "Series Notices" is amended to be a reference to "each Designated Rating Agency", "the Trust" and "Series Notice" respectively.

               (ii)      Clause 19.3 is amended by adding as a final sentence:
                         "In this clause `materially prejudice' includes withdrawal, qualification or downgrade of the rating assigned to a Note by any Designated Rating Agency".

         (j)   CLAUSE 20 - TRUSTEE'S POWERS

               For the purposes of clause 20.4 of the Master Trust Deed:

               (i) insert "in relation to the Registered Notes," at the beginning of sub-paragraph (b)(iii);

               (ii)      insert a new sub-paragraph (b)(iv) as follows:

                         "(iv) in relation to Class A2 Notes, to a Paying Agent (in respect of which the Trustee is not liable for its acts or omissions)"; and

               (iii) replace "or Austraclear" in sub-paragraph (d)(i) with ", Austraclear or a Paying Agent".

         (k)   CLAUSE 23 - REMOVAL, RETIREMENT AND REPLACEMENT OF TRUSTEE

               Each reference in clause 23 of the Master Trust Deed to "the Designated Rating Agency" is amended to be reference to "each Designated Rating Agency".

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         (l)   CLAUSE 26 - BANK ACCOUNTS

               Clause 26.1(d)(i) of the Master Trust Deed is amended by adding "or P-2 or below by Moody's" after the words "A-1 (S&P) or below".

         (m)   CLAUSE 27 - AUDITOR

               Each reference in clause 27 to "the Designated Rating Agency" is amended to be reference to "each Designated Rating Agency".

         (n) CLAUSE 32 - TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY

               (i) The following provisions replace clause 32.16 of the Master Trust Deed.

                         "(a) The Trustee enters into the Transaction Documents
                              and issues the Notes only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of the Trust arising under or in connection with the Transaction Documents or the Trust or in respect of the Notes is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the Assets of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee 's liability applies despite any other provision of the Transaction Documents and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Transaction Documents or the Trust.

                         (b) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the Assets of the Trust), liquidator, administrator or similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee (except in relation to the Assets of the Trust).

                         (c) The provisions of this clause 32.16 do not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee 's fraud, negligence, or wilful default.

                         (d) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under the Transaction Documents) will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 32.16 to the extent to which the act or omission was caused or contributed to by any

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                              failure by the Relevant Parties (other than a
                              person whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Relevant Parties (other than a person whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of the Trustee.

                         (e) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 32.16, provided (in the case of any person selected and appointed by the Trustee) that the Trustee has exercised reasonable care in the selection of such persons.

                         (f) In this clause 32.16, RELEVANT PARTY means each of the Trust Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any Support Facility Provider."

               (ii)      (A)  Subject to sub-paragraph (B), the following
                              provisions replace clause 32.18 of the Master Trust Deed.

                              "(a) (INDEMNITY FROM THE TRUST) Without prejudice
                                   to the right of indemnity given by law to trustees, and without limiting any other provision of a Transaction Document, the Trustee will be indemnified out of the Assets of the Trust, free of any set off or counterclaim, against all Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of the Trust and arising in connection with the performance of its duties or exercise of its powers under this deed or a Transaction Document in relation to the Trust.

                              (b) (PRESERVATION OF RIGHT AND INDEMNITY) The Trustee's right to be indemnified in accordance with paragraph (a), applies notwithstanding any allegation that the Trustee has incurred such Penalty Payment as a result of its negligence, fraud or wilful default or any other act or omission which may otherwise disentitle the Trustee to be so indemnified. However, the Trustee is not entitled to that right of indemnity to the extent that there is a determination by a relevant court of negligence, fraud or wilful default by the Trustee (provided that, until such determination, the Trustee is entitled to that right of indemnity or

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                                   reimbursement but must, upon such
                                   determination, repay to the Trust any amount paid to it under this clause). The Trustee may in accordance with the Transaction Documents rely on others in relation to compliance with the Consumer Credit Legislation.

                              (c) (OVERRIDING) This clause 32.18 overrides any other provision of the Master Trust Deed or any Series Notice.

                              (d) (NOMINATED CREDIT PROVIDER) Subject to the limitation of indemnity in paragraph (e), in jurisdictions where a provision identical to s169A of the Consumer Credit (Victoria) Code 1996 is not in operation, for so long as such a provision is not in operation, the Trustee, the Trust Manager and the Servicer agree that:

                                   (A)       the Servicer shall be the
                                             "nominated credit provider" for the
                                             purposes of regulation 75 of any
                                             Consumer Credit Legislation in
                                             relation to the Trust; and

                                   (B)       the Servicer shall not cease to be
                                             the "nominated credit provider"
                                             until such time as:

                                             (1)  the Servicer is removed from
                                                  the office of Servicer; and

                                             (2)  another person (other than the
                                                  Trustee) becomes the
                                                  "nominated credit provider" in
                                                  relation to the Trust.

                              (e)  (INDEMNITY FROM SERVICER) The Servicer
                                   indemnifies the Trustee in relation to the Trust, free of any set off or counterclaim, against all Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of the Trust and arising in connection with the performance of its duties or exercise of its powers under this deed in relation to the Trust, except to the extent that such Penalty Payments arose as a result of the fraud, negligence or wilful default of the Trustee.

                              (f)  (ACCEPTABLE INSURANCE POLICY)

                                   (i)       To further and better secure the
                                             obligations of the Servicer under
                                             this clause 32.18, the Servicer
                                             shall effect an Acceptable
                                             Insurance Policy.

                                   (ii)      If the Servicer is obliged to
                                             indemnify the Trustee under this
                                             clause 32.18, the Servicer will
                                             promptly make a claim under the
                                             Acceptable Insurance Policy and do
                                             all things reasonably required to
                                             obtain payment of that claim.

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                                   (iii)     The Servicer shall provide the
                                             Trustee with evidence of the
                                             renewal of the Acceptable Insurance
                                             Policy within seven days of the
                                             date of renewal of the Acceptable
                                             Insurance Policy.

                                   (iv)      Upon the Acceptable Insurance
                                             Policy lapsing or becoming void for
                                             any reason whatsoever, the Servicer
                                             shall immediately:

                                             (A)  notify the Trustee that the
                                                  Acceptable Insurance Policy
                                                  has lapsed or become void; and

                                             (B)  effect alternative
                                                  arrangements acceptable to the
                                                  Trustee and obtain
                                                  confirmation from each
                                                  Designated Rating Agency that
                                                  the rating of the Notes rated
                                                  by it will not be adversely
                                                  affected.

                              (g) (CALLING UPON INDEMNITY) The Trustee will call upon the indemnity under paragraph (e) before it calls on the indemnity in paragraph
                                   (a). If any such claim is not satisfied
                                   within 3 Business Days of the claim being made, the Trustee may (without prejudice to its rights under any indemnity under paragraph (e)) exercise its right of indemnity referred to in paragraph (a).

                              (h) (GRANTING INDEMNITY) The Trustee agrees that it will not grant an indemnity to any other person within the terms of paragraph (iv) of the definition of Penalty Payment without the prior written consent of the Servicer."

                         (B) The definition of Penalty Payment in clause 32.18 of the Master Trust Deed shall apply.

7.3      AMENDMENTS TO INVESTMENT MANAGEMENT AGREEMENT

         The Investment Management Agreement is amended for the purposes of the Trust as follows.

         (a) Interstar Securitisation Management Pty Limited accedes to the Investment Management Agreement and each of the Servicer, the Trustee and Interstar Securitisation Management Pty Limited agree, acknowledge and confirm that:

               (i) as trust manager of the Interstar Millennium Series 2002-1G Trust, Interstar Securitisation Management Pty Limited will be bound by the duties and obligations imposed on the "Trust Manager" (as that term is defined in the Investment Management Agreement) by the Investment Management Agreement in all respects as if it had originally been named as

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                         a party to the Investment Management Agreement as the
                         trust manager;
                         and

               (ii) as trust manager of the Interstar Millennium Series 2002-1G Trust, Interstar Securitisation Management Pty Limited shall be entitled to the benefit of any rights or powers conferred on the "Trust Manager" (as that term is defined in the Investment Management Agreement) under the Investment Management Agreement as if it had originally been named a party to the Investment Management Agreement as the trust manager.

         (b)   CLAUSE 1.3 - LIABILITY OF CHARGOR LIMITED TO ITS RIGHT OF
               INDEMNITY

               Clause 1.3 of the Investment Management Agreement is deleted and replaced with the following.

               "(a) Clause 32 of the Master Trust Deed (as amended by the Notice of Creation of Trust and the Series Notice) applies to the obligations and liabilities of the Trustee and the Trust Manager under this agreement.

               (b) Without limiting the generality of clause 1.3(a), clause 32.16 of the Master Trust Deed (as amended by the Notice of Creation of Trust and the Series Notice) is incorporated into this agreement as if set out in full, except that any reference to DEED is replaced by a reference to AGREEMENT and any reference to TRUST refers to each Relevant Trust.

               (c)       Nothing in this clause 1.3 limits a party in:

                         (i) obtaining an injunction or other order to restrain any breach of this agreement by any party;

                         (ii)      obtaining declaratory relief; or

                         (iii) in relation to its rights under the Security Trust Deed.

               (d) Except as provided in paragraphs (a) and (b) and subject to paragraph (c), no party shall:

                         (i) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Trustee;

                         (ii) (WINDING UP) apply for the winding up or dissolution of the Chargor;

                         (iii) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee (other than the Trust Assets);

                         (iv) (COURT APPOINTED RECEIVER) apply for the appointment by a court or a receiver to any of the assets of the Trustee (other than the Trust Assets);

                         (v) (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

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                         (v)       (SET-OFF OR COUNTERCLAIM) exercise or seek to
                                   exercise any set-off or counterclaim against the Trustee (other than in respect of the Trust Assets); or

                         (vi) (ADMINISTRATOR) appoint, or agree to the appointment of, any administrator to the Trustee,

                          or take proceedings for any of the above and each party waives its rights to make those applications and take those proceedings.

         (c)   CLAUSE 2 - APPOINTMENT OF SERVICER

               In clause 2.3(d) of the Investment Management Agreement, add "or Title Insurer in relation to a Title Insurance Policy" after "any law firm".

         (d)   CLAUSE 4 - UNDERTAKINGS

               (i) In clause 4.1(c)(ii) of the Investment Management Agreement, add "or Title Insurer (as the case may be)" after "the Mortgage Insurer".

               (ii) In clause 4.1(c)(iii) of the Investment Management Agreement, add "or Title Insurer (as the case may be)" after "the Mortgage Insurer".

               (iii) Add the following clause 4.1(c)(iv) in the Investment Management Agreement: "promptly notify the Title Insurer (if any) of that default in accordance with the provisions of the relevant Title Insurance Policy, if required".

               (iv) Relabel clause 4.1(d)(i)(B) of the Investment Management Agreement as clause 4.1(d)(i)(C).

               (v) Add the following clause 4.1(d)(i)(B) in the Investment Management Agreement: "Title Insurance Policies; and".

               (vi) In clause 4.1(d)(ii) of the Investment Management Agreement, add ", Title Insurance Policy" after "Mortgage Insurance Policy".

               (vii) In clause 4.1(d)(iii) of the Investment Management Agreement, add ", Title Insurance Policy" after "Mortgage Insurance Policy".

               (viii) Clause 4.1(f) of the Investment Management Agreement is amended by inserting the words " and provided that the variation, amendment or modification does not result in the downgrade or withdrawal of rating of the Notes".

               (ix) Replace 4.1(h) of the Investment Management Agreement to read as follows:

                         "set the Investment Rate as 0.25% higher than the percentage rate of return which it determines in its absolute discretion would be required to be set on the Authorised Investments held by the Trustee, in order to ensure that the Trustee has sufficient cash available at all times to enable the Trustee to pay all payments of Interest in respect of the Trust and otherwise comply with all of the Trustee's duties and obligations under the Transactions

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                         Documents as and when they fall due, including payment
                         of any Approved Seller's Fee as and when it falls due".

         (e)   CLAUSE 6 - SERVICER FEES

               In clause 6.2(a) of the Investment Management Agreement, add "or Title Insurance Policy" after "Mortgage Insurance Policy".

7.4      ADDITIONAL REPRESENTATIONS AND WARRANTIES - APPROVED SELLER AND TRUSTEE

         Each of the Approved Sellers and the Trustee makes the following additional representations and warranties in respect of itself only to the Trust Manager, to each Noteholder and to the Security Trustee (who holds the benefit of the representations and warranties for the Mortgagees (as defined in the Security Trust Deed):

         (a) it is not in default under this deed or the Investment Management Agreement (to which it is a party) in a manner which has or may have an Adverse Effect;

         (b) it has no immunity from the jurisdiction of a court or from legal process;

         (c) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) the Approved Seller holds sole beneficial ownership as at the relevant Closing Date of the Loans referred to in the Sale Notice given by it;

         (d) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) the Approved Seller holds such beneficial interest in the Authorised Investments (other than the Loans referred to in paragraph (c)) which form part of the Assets of the Trust as is validly transferred to it unless it has disposed of that interest in accordance with the provisions of the Transaction Documents;

         (e) (in relation to the Trustee only) the Trustee has not resettled, set aside or transferred any property of the Trust other than in accordance with the Transaction Documents;

         (f) (in relation to the Trustee only) the Trustee has not terminated the Trust nor has any event of which it is aware for the vesting of the assets of the Trust occurred;

         (g) (in relation to the Trustee only) the Trustee is not aware that an Event of Default as defined in the Security Trust Deed is subsisting;

         (h) (in relation only to any Approved Seller who is the trustee of a trust) as at the relevant Closing Date, beneficial title in the Authorised Investments referred to in the Sale Notice given by it, or otherwise to be transferred by it, will be transferred to the Trustee.

         (i) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) the sale, transfer and assignment of the Approved Seller's interest in the Purchased Loans, will not constitute a breach of any Relevant Document or the Approved Seller's obligations or a default by the Approved Seller under any Security Interest;

         (j) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) the Approved Seller holds in its possession or control all

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               Relevant Documents that relate to the Purchased Loans and the related Loan Securities necessary to register and enforce the provisions of and the security created by the relevant Loan Securities;

         (k) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) the Approved Seller is solvent, is able to pay its debts as and when they become due and payable and has no notice of, nor taken any steps in relation to, any application or order for its winding up or the appointment of a receiver or liquidator to it or any of its assets;

         (l) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) at the time each Purchased Loan and each Related Security was entered into it complied in all material respects with the Approved Seller's underwriting and operations procedures, as agreed with the Servicer;

         (m) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) each Purchased Loan and Loan Security and each Related Security was entered into by the Approved Seller in good faith;

         (n) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) at the time each Purchased Loan and each Loan Security and each Related Security was entered into at any time prior to the Closing Date, the Approved Seller had not received any notice of any insolvency, bankruptcy or liquidation of the Obligor(s) or any guarantors or security providers (except that if a Loan is in Arrears but complies with the Eligibility Criteria, the fact that it is in Arrears is not in and of itself notice of insolvency) or any notice that any such person did not have the legal capacity to enter into the relevant Mortgage;

         (o) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) as at the Cut-Off Date, none of the Purchased Loans and none of the Loan Securities and no Related Security had been waived or altered, except in writing and as part of the Relevant Documents;

         (p) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) all information provided by the Approved Seller to the Trustee in connection with the Loans, the Loan Securities and the Related Securities was, when given, true and accurate in all material respects and not misleading or deceptive and did not omit to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading or deceptive; and

         (q) (in relation to the Approved Sellers only, other than any Approved Seller who is the trustee of any trust) as at the Cut-Off Date, the Approved Seller was not aware of any circumstance or event that may materially and adversely affect:

               (i) the value or enforceability of any Loan, Loan Security or Related Security; or

               (ii) the ability of the Approved Seller to perform its obligations under the Transaction Documents.

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7.5      ADDITIONAL REPRESENTATIONS AND WARRANTIES - TRUST MANAGER

         Each of the Servicer and the Trust Manager makes the following representations and warranties to the Trustee, to each Noteholder and to the Security Trustee (who holds the benefit of the representations and warranties for the Mortgagees (as defined in the Security Trust
         Deed):

         (a) to its knowledge, no litigation, arbitration or administrative proceedings are taking place, pending or threatened against it which, if adversely determined, has or may have an Adverse Effect;

         (b) it is not in default under any Transaction Document to which it is a party in a manner which has or may have an Adverse Effect;

         (c) to the best of its knowledge and belief the Loans which are subject to the provisions of the Consumer Credit Legislation comply with the Consumer Credit Legislation; and

         (d) it is not aware of any act or circumstance that would permit a Mortgage Insurer or a Title Insurer to reduce or avoid any claim under its Mortgage Insurance Policy or Title Insurance Policy (as the case may be).

7.6      ADDITIONAL UNDERTAKINGS - TRUSTEE

         The Trustee undertakes to the Servicer, the Trust Manager, to each Noteholder and to the Security Trustee (who holds the benefit of the undertakings for the Mortgagees (as defined in the Security Trust Deed) that:

         (a) it will comply with the Luxembourg Stock Exchange listing rules to the extent they relate to it;

         (b) it will treat the Noteholders of the same Class equally and will treat Noteholders of different Classes fairly;

         (c) it will not deal in any way with any person except at arm's length in the ordinary course of business for valuable commercial consideration;

         (d) it will not advance money or make available financial accommodation to or for the benefit of any person or give a guarantee or security interest in connection with an obligation or liability of any person except as permitted under the Transaction Documents;

         (e) it will not take any action in respect of a Mortgage which action is contrary to the terms of the Mortgage Insurance Policy covering that Mortgage unless it is approved by the relevant Mortgage Insurer (the Trustee is entitled to rely without enquiry on a certificate from the Servicer to the effect that the relevant Mortgage Insurer has given its consent);

         (f) provided that the Trustee has been provided with a copy of the form of the relevant Title Insurance Policy and has agreed in writing with the Servicer that this paragraph (e) will apply to all Title Insurance Policies issued in that agreed form, it will not take any action in respect of a Mortgage which action is contrary to the terms of any Title Insurance Policy covering that Mortgage unless it is approved by

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               the relevant Title Insurer (the Trustee is entitled to rely without enquiry on a certificate from the Servicer to the effect that the relevant Title Insurer has given its consent);

         (g)   it shall not:

               (i) amend or vary, or consent to any amendment or variation of,

               (ii) avoid, release, surrender, terminate, rescind, discharge (other than by performance) or accept the repudiation of, or

               (iii) expressly or impliedly waive, or extend or grant time or indulgence of, any provision of or obligation under,

               any Transaction Document where to do so would have an Adverse Effect (the Trustee is entitled to rely without enquiry on a certificate from the Trust Manager to the effect that any such action will not have an Adverse Effect);

         (h) it shall not amend or vary the form which will be used for any Mortgage which it acquires or settles in any manner which would have an Adverse Effect (the Trustee is entitled to rely without enquiry on a certificate from the Servicer to the effect that any amendment or variation of the form used for any Mortgage will not have an Adverse Effect);

         (i) it will not resettle, set aside or transfer any asset held under the Trust other than a transfer which complies with the Transaction Documents (the Trustee is entitled to rely without enquiry on a certificate from the Trust Manager to the effect that any such transfer complies with this deed);

         (j) except as contemplated by clause 23 of the Master Trust Deed, the Trustee will not do anything which would cause or enable its removal, nor will it retire, as trustee of the Trust; and

         (k) the Trustee will not permit any person to act or be appointed as trustee of the Trust jointly with the Trustee.

7.7      ADDITIONAL UNDERTAKINGS - TRUST MANAGER AND SERVICER

         Each of the Trust Manager and the Servicer undertakes to the Trustee, to each Noteholder and to the Security Trustee (who holds the benefit of the undertakings for the Mortgagees (as defined in the Security Trust Deed) to:

         (a) comply with the Luxembourg Stock Exchange listing rules and, where it has the power to do so, to give the Trustee such directions as are necessary to ensure that the Trustee complies with the Luxembourg Stock Exchange listing rules;

         (b) upon being so directed by the Trustee, rectify any books of account which the Trustee reasonably believes to be incorrect or inadequate in any respect;

         (c) ensure that the Authorised Investments yield an amount (expressed as a percentage per annum) equal to or greater than the then current Investment Rate;

         (d) deliver to the Trustee all documents necessary to enable the Trustee to have each and every Authorised Investment registered in the name of the Trustee or in the name of such other person or persons as approved by the Trustee;

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         (e)   not deal in any way with any person except at arm's length in the ordinary course of business for valuable commercial consideration;

         (f) not advance money or make available financial accommodation to or for the benefit of any person or give a guarantee or Security Interest in connection with an obligation or liability of any person except as permitted under the Transaction Documents;

         (g)   not cease or materially change its business,

         (h) not take any action in respect of a Loan which action is contrary to the terms of the Mortgage Insurance Policy covering that Loan unless it is approved by the relevant Mortgage Insurer;

         (i) not take any action in respect of a Loan which action is contrary to the terms of any Title Insurance Policy covering that Loan unless it is approved by the relevant Title Insurer;

         (j)   not:

               (i) amend or vary, or consent to any amendment or variation of,

               (ii) avoid, release, surrender, terminate, rescind, discharge (other than by performance) or accept the repudiation of, or

               (iii) expressly or impliedly waive, or extend or grant time or indulgence of, any provision of or obligation under,

               any Transaction Document, where to do so would have an Adverse Effect;

         (k) take such steps as are reasonably available to it to ensure that a Mortgage Insurer is not relieved from its liability under its Mortgage Insurance Policy;

         (l) take such steps as are reasonably available to it to ensure that a Title Insurer is not relieved from its liability under any of its Title Insurance Policies;

         (m) where it is required to make any calculation, give any notice or do any thing in order to enable the Trustee to perform its obligations under any Transaction Document - make that calculation, give that notice or do that thing;

         (n) co-operate with the Trustee in respect of the establishment and maintenance by the Trustee of a compliance system relating to the Assets of the Trust and any Mortgage made by it which is reasonable in scope having regard to industry standards and criteria for the purposes of establishing a system for ensuring that the Trustee's obligations and liabilities under or in connection with the Assets of the Trust and those Mortgages are fully discharged and that the Trustee is informed of significant issues relating to any of them;

         (o) take such actions as are necessary to enforce or enable the Trustee to enforce the rights of the Trustee under any Transaction Document;

         (p)   ensure that:

               (i) the aggregate amount of all Gold Commitments at any time does not comprise more than 20% of the value of the Assets of the Trust; and

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               (ii)      the aggregate of the amounts outstanding under the
                         following Loans (as referred to in schedule 2):

                         (1)  Interstar "Fix'n Float" Access Account Loans; and

                         (2)  Interstar "IO Fixed" Access Account Loans,

               which form part of the Assets of the Trust does not comprise more than 25% of the value of the Assets of the Trust;

               (iii) subject to any other provisions, there will be no restriction on the percentage of the Assets of the Trust which may comprise:

                         (A)  Interstar "Premium" Access Account Loans; and

                         (B)  Interstar "IO Float" Access Account Loans,

               as referred to in schedule 2;

               (iv) during any period when a fixed lower or acceptable rate of interest (as opposed to the higher or default rate of interest) is applicable under any Interstar "Fix'n Float" Access Account Loan or any Interstar "IO Fixed" Access Account Loan (as referred to in schedule 2) such rate of interest will not be less than the aggregate of:

                         (A) the weighted average Interest Rate of all Class B Notes then issued;

                         (B)  the Expenses Margin; and

                         (C)  0.25%;

               (q) procure payment of any stamp duty payable in respect of transfers to the Trustee of Authorised Investments by Perpetual Trustees Victoria Limited as trustee of any trust (other than a Trust as defined in the Master Trust Deed); and

               (r) in the event that it becomes aware of the Trustee failing to pay any Interest in relation to Class B Notes within 10 Business Days of the Payment Date on which the Interest was due to be paid, promptly notify each Designated Rating Agency.

7.8      ADDITIONAL REPRESENTATIONS AND WARRANTIES (LOANS) - SERVICER

         The Servicer makes the following representations and warranties to the Trust Manager, the Trustee, to each Noteholder and to the Security Trustee (who holds the benefit of the representations and warranties for the Mortgagees (as defined in the Security Trust Deed) in relation to a Sale Notice containing an offer in relation to which the Trust Manager has directed the Trustee to accept and the Loans, Loan Rights and Related Securities referred to in that Sale Notice (or the Loans originated in accordance with clause 9(b)(ii) or otherwise transferred to the Trustee by Perpetual Trustees Victoria Limited as trustee of a trust in accordance with the Master Trust Deed).

         (a) (ELIGIBLE LOAN) As at the Cut-Off Date, each Loan which is specified in that Sale Notice (or so originated or transferred) is an Eligible Loan. In relation to any related Loan Security that is required to be registered with any Government Agency and which is not registered at the Cut-Off Date, it will be registered.

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         (b)   (LOAN SECURITIES) It has not done, or omitted to do, anything which would prevent each Loan, Loan Security and Related Security which is specified in that Sale Notice (or so originated or transferred) from being valid, binding and enforceable against the relevant Obligor(s) in all material respects except to the extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.

         (c) (OWNERSHIP) In relation to each Loan Security which is specified in that Sale Notice (or the relevant Trust Manager's direction or transfer procedure), it has not done, or omitted to do anything which would prevent the relevant Obligor from being the sole legal owner of the relevant Mortgaged Property and registered as the sole proprietor of the relevant Mortgaged Property.

         (d) (INSURANCE) As at the relevant Closing Date (or the date specified in the relevant Trust Manager's direction), each Loan which is specified in the Sale Notice (or the relevant Trust Manager's direction or transfer procedure) is the subject of a valid, binding and enforceable Mortgage Insurance Policy from a Mortgage Insurer for the scheduled term of that Loan. In the case of the assignment of Loans, the assignment of each such Loan to the Trustee is not contrary to the relevant Mortgage Insurance Policy. The Servicer has not done or omitted to do anything which might prejudicially affect or limit the rights of the Trustee under or in respect of a Mortgage Insurance Policy to the extent that those rights relate to that Loan or the related Loan Security. On transfer to the Trustee of beneficial title to a Purchased Loan (or on origination of a Loan), the Trustee will have the benefit of the relevant Mortgage Insurance Policy for that Loan.

         (e) (SOLVENCY OF MORTGAGE INSURERS AND TITLE INSURERS) The officers of the Servicer who have responsibility for the transactions contemplated by the Transaction Documents do not have actual notice that any Mortgage Insurer under any Mortgage Insurance Policy or any Title Insurer under any Title Insurance Policy in relation to a Loan is insolvent or will be unable to pay a valid claim.

         (f) (SELECTION PROCESS) There is no fraud, dishonesty, material misrepresentation or negligence on the part of the Servicer in connection with the selection and offer to the Trustee of any Loans or related Loan Securities which are specified in that Sale Notice (or the relevant Trust Manager's direction or the transfer procedure).

         (g) (NO RESCISSION, ETC) As at the Cut-Off Date, none of the Loans or Loan Securities which are specified in that Sale Notice (or the relevant Trust Manager's direction or the transfer procedure) were satisfied, cancelled, discharged or rescinded and the Mortgaged Property relating to each relevant Loan and Loan Security had not been released from the security of the relevant Loan Securities.

         (h) (INTEREST RATE) Except as may be provided in a Loan Agreement or Loan Security which is specified in the Sale Notice (or the relevant Trust Manager's direction or the transfer procedure), and subject to applicable laws, the Servicer has not done, or omitted to do anything which would render the interest rate for each such Loan subject to any limitation, or to any consent, additional memoranda or other writing required from the relevant Obligor to give effect to a change in that rate and any

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               change in that rate will be effective on notice being given to that Obligor in accordance with the terms of the relevant Loan or Loan Security.

         (i) (ASSIGNABILITY) In the case of the assignment of Loans, all consents required in relation to the assignment of the Loans and the related Loan Rights specified in that Sale Notice (or the relevant Trust Manager's direction or the transfer procedure) have been obtained. Those Loans and Loan Rights are assignable.

         (j) (ORDINARY COURSE OF BUSINESS) Between the relevant Cut-Off Date and the relevant Closing Date (or the date specified in the relevant Trust Manager's direction), the Servicer dealt with the Loans and the Loan Securities specified in the Sale Notice (or the relevant Trust Manager's direction or the transfer procedure) in the ordinary course of its business.

7.9      REPETITION OF REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

         The representations, warranties and undertakings set out in clauses 7.4, 7.5, 7.6, 7.7 and 7.8 will be deemed to be repeated on each date upon which Notes are issued.

8.       TRANSFERS TO OTHER TRUST
--------------------------------------------------------------------------------

         The Trust Manager may, from time to time, direct the Trustee to transfer a Loan held by the Trustee to any Other Trust. That transfer:

         (a) must be in accordance with clause 7 of the Master Trust Deed and the Series Notice for that Other Trust (as the case may be);

         (b) must be for a consideration equal to the Unpaid Balance of that Loan;

         (c)   must not involve the transfer of a Loan which is in Arrears; and

         (d) may only be made if there are funds available to that Other Trust to enable that Other Trust to pay the necessary consideration for the transfer.

         The Trustee must comply with that direction.

9.       PREFUNDING
--------------------------------------------------------------------------------

         (a) If on a Note Issue Date, the Purchase Price for the Purchased Loans is less than the amount received in Australian dollars by the Trustee from the proceeds of the issue of the Notes, the Trustee shall (at the direction of the Trust Manager) retain the difference between the two amounts to the extent it is not invested in Liquid Authorised Investments in accordance with this Series Notice (the PREFUNDING AMOUNT) in the Prefunding Account. The Prefunding Amount must not, at any time, exceed the A$ Equivalent of [US$250,000,000].

         (b) The Trustee must, at the direction of the Trust Manager (at the Trust Manager's option), apply any or all of the Prefunding Amount to:

               (i)       acquire Loans:

                         (A) from an Approved Seller by the Approved Seller delivering to the Trustee (on or before the Prefunding End Date) a Sale Notice in

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                              relation to those Loans in accordance with clause
                              8 of the Master Trust Deed (as amended by this Series Notice); or

                         (B) from Perpetual Trustees Victoria Limited as trustee of a trust (on or before the Prefunding End Date) in accordance with the Master Trust Deed; or

               (ii) originate Loans in accordance with the procedures in the ordinary course of the Servicer's business (before the Prefunding End Date),

               provided that each Loan so acquired or originated:

               (iii)     complies with the Eligibility Criteria; and

               (iv) would not result in the downgrade or withdrawal of rating of any Note by a Designated Rating Agency.

         (c) On the Prefunding End Date, the balance of the Prefunding Amount that has not been applied under paragraph (b) shall be applied as Mortgage Principal Repayments in accordance with clause 6.6 of this Series Notice.

         (d) The Trustee shall maintain the Prefunding Account as an interest bearing account in accordance with the Transaction Documents (including clause 26 of the Master Trust Deed). The Trust Manager shall not direct the Trustee to, and the Trustee shall not make any withdrawal from, the Prefunding Account except for the following purposes:

               (i) to apply the Prefunding Account in accordance with paragraphs (b) and (c) above;

               (ii) to transfer the credit balance of the Prefunding Account in accordance with clause 26.1(d) of the Master Trust Deed; and

               (iii)     to pay Taxes payable in respect of the Prefunding
                         Account.

10.      BENEFICIARY
--------------------------------------------------------------------------------

10.1     ISSUE OF UNITS

         (a) The beneficial interest in the Trust will be constituted by the issue of:

               (i)       a single residual capital unit (the RESIDUAL CAPITAL
                         UNIT); and

               (ii) such numbers of residual income units (each, a RESIDUAL INCOME UNIT) as the Trustee may issue from time to time in accordance with this clause 10.1 and clause 10.3.

               The holders of the Residual Capital Unit and the Residual Income Units (each, a UNIT) hold the beneficial interest in the Trust in accordance with the Master Trust Deed and this Series Notice.

         (b) The Trustee must, on payment by the relevant Beneficiary of the issue price of the Unit specified below, issue a Unit by registering that Beneficiary's name in the register kept under this clause 10. A failure by the Trustee to issue a Unit does not

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               affect the Beneficiary's rights as beneficiary of the Trust under the Master Trust Deed and this Series Notice.

10.2     RESIDUAL CAPITAL UNIT

         (a) The holder of the Residual Capital Unit is Interstar Securities (Australia) Pty Limited.

         (b) The issue price of the Residual Capital Unit is the amount of $10, paid by Interstar Securities (Australia) Pty Limited under the Notice of Creation of Trust on establishment of the Trust.

         (c) The beneficial interest held by the holder of the Residual Capital Unit is limited to the Trust and each Asset of the Trust (other than any Asset of the Trust held on trust for the holders of Residual Income Units under clause 10.3) subject to and in accordance with the Master Trust Deed and this Series Notice.

         (d) The holder of the Residual Capital Unit has the right to receive on the termination of the Trust the entire beneficial interest of the Trust subject to rights of holders of Residual Income Units. The Residual Capital Unit may not be redeemed at any other time or in any other way.

         (e)   The Residual Capital Unit is not transferable.

10.3     RESIDUAL INCOME UNIT

         (a) A person may, with the consent of the Trust Manager and (where there is at that time any existing holder of a Residual Income
               Unit) that holder (each of whose consent may be given or withheld in their absolute discretion), become the holder of a Residual Income Unit by paying the subscription price for the Residual Income Unit.

         (b) The issue price of a Residual Income Unit will be the amount agreed between the Trust Manager and the person applying for the Residual Income Unit.

         (c) The beneficial interest held by the holder of the Residual Income Unit is limited to that holder's Income Percentage of the amounts (if any) standing to the credit of the Collection Account which represents Distributable Income under clause 29 of the Master Trust Deed.

         (d) The holder of the Residual Income Unit has the right to receive distributions in respect of the Trust under the Master Trust Deed and this Series Notice only to the extent that Distributable Income is available for distribution under the Master Trust Deed and this Series Notice.

         (e) Each Residual Income Unit is transferable in accordance with clause 10.5.

10.4     REGISTER

         (a) The entitlement of any person to a Unit will be evidenced by registration in the register maintained under this clause 10.4 (for the purposes of this clause 10 and the definition of INCOME PERCENTAGE only, the REGISTER).

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         (b)   The Trustee will keep the Register at its registered office in a form that it considers appropriate and will enter the following particulars.

               (i)       The name and address of the holder of each Unit.

               (ii) The date on which the name of the holder of each Unit is entered in the Register.

               (iii) The date on which the holder of a Unit ceases to be registered as the holder of that Unit.

               (iv) The subscription moneys initially paid for each Unit, and the aggregate subscription moneys of all Units from time to time.

               (v) Any other details which the Trustee may consider necessary or desirable.

         (c) The holder of a Unit shall promptly notify the Trustee of any change of name or address and the Trustee will alter the Register accordingly.

         (d) Without limiting clause 10.1, the interest of any holder in a Unit will be constituted by registration in the register.

10.5     TRANSFER OF UNITS

         (a)   (i)       Subject to clause 10.2(c), the holder of a Unit may
                         transfer the Unit by instrument in writing in any form approved by the Trustee. No fee will be charged on the transfer of a Unit.

               (ii) An instrument of transfer shall be executed by or on behalf both of the transferor and the transferee.

               (iii) A transferor of a Unit remains the holder of the Unit transferred until the transfer is registered and the name of the transferee is entered in the register in respect of the Unit.

         (b) The instrument of transfer of a Unit must be left for registration at the address where the Register is kept on which the Unit to which the transfer relates are registered. It must be left together with any information that the Trustee properly requires to show the right of the transferor to make the transfer.

         (c) The Trustee must notify each Designated Rating Agency and the Trust Manager of any transfer of units under this clause 10.5.

10.6     LIMIT ON RIGHTS

         Each Beneficiary is subject to, and bound by, the provisions of the Master Trust Deed (including clause 9.1 and 11.1).

11.      NOTE TRUSTEE
--------------------------------------------------------------------------------

11.1     CAPACITY

         The Note Trustee is a party to this Series Notice in its capacity as trustee for the Class A2 Noteholders from time to time under the Note Trust Deed.

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11.2     EXERCISE OF RIGHTS

         (a) The rights, remedies and discretions of the Class A2 Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the Transaction Documents, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only be exercised by the Note Trustee on behalf of the Class A2 Noteholders in accordance with the Note Trust Deed and the Security Trust Deed.

         (b) The Class A2 Noteholders, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only exercise enforcement rights in respect of the Mortgaged Property in accordance with the Transaction Documents.

11.3     REPRESENTATION AND WARRANTY

         The Note Trustee represents and warrants to each other party to this Series Notice that it has the power under the Note Trust Deed to enter into the Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of, the Class A2 Noteholders.

11.4     PAYMENTS

         Any payment to be made to the Class A2 Noteholders under the Transaction Documents may be made to the Principal Paying Agent or the Note Trustee (as the case may be) in accordance with the Agency Agreement and the Note Trust Deed.

12.      TAX REFORM
--------------------------------------------------------------------------------

12.1     TAXATION OF TRUSTS AND CONSOLIDATED GROUPS

         The parties acknowledge that:

         (a) the Commonwealth Government has withdrawn draft legislation under which non-fixed trusts would have been taxed as companies from 1 July 2001 but has indicated its intention to take steps to avoid tax abusive use of trusts which may include taxing some trusts as companies;

         (b) on 16 May 2002, the New Business Tax System (Consolidation) Bill (No. 1) 2002 (THE BILL) was introduced into the Federal Parliament. Under the Bill, if the Trust becomes a member of a consolidated group of companies and trusts for tax purposes (A CONSOLIDATED TAX GROUP), the Trustee could be liable for a share of a tax-related liability of the head company of that consolidated tax group (a GROUP TAX LIABILITY) if:

               (i) the head company of the consolidated tax group does not pay that group tax liability by the time it becomes due and payable; and

               (ii) that group tax liability is not covered by a tax sharing agreement (which the Trustee is not a party to) which is consistent with regulations made, or guidelines published by the Commissioner of Taxation, concerning the

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                         allocation of group tax liabilities of a consolidated
                         tax group amongst certain members of that group or which is otherwise accepted by the Commissioner of Taxation as allocating the group tax liabilities of the consolidated tax group amongst those members on a reasonable basis (A VALID TAX SHARING AGREEMENT); and

         (c) it is in the interest of all parties, including the Trustee, the Noteholders and the Beneficiary, that:

               (i) the Trustee always be in a position to pay any tax liability when due;

               (ii) the payment of tax by the Trustee must not affect the amount of principal or interest payable on the Notes or the timing of such payments; and

               (iii)     the rating of the Notes be maintained.

12.2     AMENDING BILL - TAXATION OF TRUSTS

         If and when an amending Bill is introduced into the Federal Parliament (the AMENDING BILL), and the result of that amending Bill if it becomes law will be that the Trustee will become liable to pay tax on the net income of the Trust (as described in clause 12.1(a)),then:

         (a) the Trust Manager shall promptly consult with the Trustee and each Designated Rating Agency to determine what changes, if any, are necessary to the cashflow methodology in clause 6 to achieve the objective referred to in clause 12.1(c) (the OBJECTIVE); and

         (b) within one month of the amending Bill being introduced into the Federal Parliament (or such longer time as the Trustee and each Designated Rating Agency permit) the Trust Manager shall provide a written recommendation to the Trustee and use its best endeavours to provide a draft deed amending this Series Notice that, if executed, will achieve the Objective.

         If and when the amending Bill becomes law and upon the Trustee being notified that the draft deed amending this Series Notice will achieve the Objective (and in this regard the Trustee may rely (amongst others) upon advice of tax lawyers) and each of the other parties to this Series Notice being reasonably satisfied that it will not be adversely affected by the proposed amendments to this Series Notice, each party to this Series Notice shall execute that amendment deed.

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         If the Trust Manager and the Trustee cannot agree to amend the Series
         Notice, they will proceed with unwinding the transaction.

12.3     GROUP TAX LIABILITIES

         If the Trust becomes a member of a consolidated tax group and the head company of that consolidated tax group does not at that time, or at any subsequent time, provide evidence to the satisfaction of the Trustee (which may rely upon the advice of tax lawyers, amongst others) that the tax liabilities of the consolidated group are covered by a valid tax sharing agreement, then:

         (a) the Trustee shall, as soon as is practicable, take steps to ensure that the Trust ceases to be a member of that consolidated group, which may include issuing additional Residual Income Units in the Trust in accordance with clause 10.3 to an entity which is not a member of the consolidated tax group;

         (b) the Trust Manager shall promptly consult with the Trustee and each Designated Rating Agency to determine what changes, if any, are necessary to the cashflow methodology in clause 6 to achieve the Objective; and

         (c) within one month of such consultations commencing, (or such longer time as the Trustee and each Designated Rating Agency may permit) the Trust Manager shall provide a written recommendation to the Trustee and use its best endeavours to provide a draft deed amending this Series Notice that, if executed, will achieve the Objective.

         Upon the Trustee being notified that the draft deed amending this Series Notice will achieve the Objective (and in this regard the Trustee may rely upon advice of tax lawyers, amongst others) and each of the other parties to this Series Notice being reasonably satisfied that it will not be adversely affected by the proposed amendments to this Series Notice, each party to this Series Notice shall execute that amendment deed.

         If the Trust Manager and the Trustee cannot agree to amend this Series Notice, or that amendments to this Series Notice are not necessary, they will proceed with unwinding the transaction.

12.4     EVIDENCE OF TAX SHARING AGREEMENT

         The Trust Manager shall procure that the head company of a consolidated tax group of which the Trust becomes a member will:

         (a) ensure that the group tax liabilities of that consolidated tax group are covered by a valid tax sharing agreement; and

         (b) provide evidence of such a tax sharing agreement being in place for the purposes of clause 12.3:

               (i) at the time the Trust becomes a member of the consolidated tax group; and

               (ii) on each occasion that there is any alteration, amendment or replacement of a tax sharing agreement covering the tax liabilities of the consolidated tax group.

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12.5     OBJECTIVE

         Provided that the Trustee and each Designated Rating Agency receive written advice from an experienced and reputable tax lawyer or tax accountant to the effect that if the cashflow methodology, as amended under clause 12.2 or 12.3, is followed the Objective will be met, and each Designated Rating Agency confirms in writing that the change in Tax law or the amendment under clauses 12.2 or 12.3 (as the case may be) will not give rise to the downgrade or withdrawal of the rating of any Note rated by it:

         (a) the Trustee shall not be obliged to obtain the consent of any Noteholder, Creditor or Beneficiary to the amendment; and

         (b) subject to its terms, the amendment shall be effective when executed, and may:

               (i) permit the Trustee to accumulate a reserve out of moneys that would otherwise be payable to the Beneficiary; and/or

               (ii) provide for Tax to be paid out of moneys that would otherwise have been payable to the Beneficiary.

12.6     BENEFICIARY

         Without limiting clause 12.5, in formulating a proposal to meet the Objective, the Trust Manager shall have regard to the impact of any change to the cashflow methodology to the Beneficiary, and shall consider proposals made by the Beneficiary that will enable the Trustee to meet the Objective.

13.      ATTORNEYS
--------------------------------------------------------------------------------

         Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

14.      GOVERNING LAW
--------------------------------------------------------------------------------

         This Series Notice is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.


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15.      ANCILLIARY FACILITIES

--------------------------------------------------------------------------------

15.1     ANCILLARY FACILITIES

         (a) Notwithstanding any other provision of the Transaction Documents in relation to the Trust (including the Master Trust Deed, the Security Trust Deed and the Servicing Agreement), the Trust Manager, the Servicer and the Trustee may:

               (i)       enter into and perform;

               (ii)      carry out any transaction contemplated by; and

               (iii)     pay any amount payable or incurred under,

               any Ancillary Facility Document.

         (b)   Without limiting the generality of paragraph (a):

               (i) the Trustee may mix, join or co-mingle all or any part of the Assets of the Trust with any other assets, investments or other property held or owned by the Trustee (in its capacity as trustee or custodian of any other trust or custodial program) in:

                         (A)  entering into and performing;

                         (B)  carrying out any transaction contemplated by; and

                         (C)  paying any amount payable or incurred under,

                          any Ancillary Facility Document provided that, except in the case of the powers in paragraphs (vii) and
                          (viii), Moody's has first confirmed in writing that nothing in this paragraph (i) will adversely affect Moody's rating of any Notes;

               (ii) the Trustee has the power to pay or to contribute towards payment of any amount payable or liability incurred by the Trustee arising out of, or in connection with, any Ancillary Facility even though the amount payable or liability incurred:

                         (A)  does not relate specifically to the Trust; and/or

                         (B) relates to a number of trusts or custodial arrangements which includes the Trust,

                          provided that, except in the case of the powers in paragraphs (vii) and (viii), Moody's has first confirmed in writing that nothing in this paragraph
                          (ii) will adversely affect Moody's rating of any Notes;

               (iii) the Trustee has the power to pay any fees, charges, commissions, disbursements or any other outgoings to any person arising out of, or in connection with, the Authorised Investments or any Ancillary Facility;

               (iv) an Obligor under a Purchased Loan shall be entitled to make any repayment under the relevant Loan Agreement or Mortgage (including any Additional Repayment) utilising any payment method as approved by the

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                         Trust Manager from time to time including any payment
                         by way of cheque, paperless direct credit entry or the payment method known as "BPAY";

               (v) the Trust Manager, the Servicer and the Trustee may give any indemnity in respect of any debt or other obligation owing to any person arising out of, or in connection with, the Authorised Investments or any Ancillary Facility, including the power to make any payment pursuant to any such obligation, in accordance with the Ancillary Facility Documents; and

               (vi) the Security Trustee confirms that the entry into and performance of any Ancillary Facility Document, the carrying out of any transaction contemplated by any Ancillary Facility Document, and the payment of any amount payable or incurred under any Ancillary Facility Document, by the Trust Manager, the Servicer or the Trustee does not constitute any Event of Default under the Security Trust Deed, and the Trustee has power:

               (vii) to deposit moneys into a joint account in which the money of Other Trusts are or may be deposited; and

               (viii) permit the drawing by a Borrower of any moneys from that joint account, notwithstanding that the Borrower is a Borrower in respect of one trust only, and the moneys are commingled with moneys of Other Trusts.

         (c) The Trustee and the Trust Manager agree that the Ancillary Facility Documents will apply in respect of the Trust.

15.2     RECORD KEEPING OBLIGATIONS OF TRUST MANAGER

         In addition to and without limiting any obligations under any Finance Document, the Trust Manager:

         (a) must keep proper records and accounts in relation to funds in any Drawings Account, drawings by the relevant Borrower or Mortgagor (as defined in the Ancillary Facility Documents) made using any of the facilities or functionality provided by NAB under the Ancillary Facility Documents and fees charged to any Drawings Account, and shall make those records and accounts available to any party on request; and

         (b)   undertakes for the benefit of the Trustee to:

               (i) comply with all its obligations under the Ancillary Facility Documents and undertakes to use its best endeavours to ensure that each of the matters referred to in clauses 4.20 and 5.8 of the Ancillary Facility Document which is the Cheque Deposit and Direct Paperless Entry Facilities Agreement is complied with irrespective of whether it has an obligation to NAB to do so; and

               (ii) ensure that no Facilities Cheque or Direct Paperless Entry (as defined in the Ancillary Facility Documents) which it instructs or allows NAB to accept, honour or pay will:

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                         (A)  result in a Borrower or Mortgagor (as defined in
                              the Ancillary Facility Documents) redrawing more than can properly be redrawn in accordance with the terms of that Borrowers' or Mortgagor's Loan Agreement; or

                         (B) result in a debit to the Drawings Account in an amount which, taking into account all other transactions on the Drawings Account, exceeds the amount in the Drawings Account which is referrable to the Trust which holds the Loan under which the Facilities Cheque or Direct Paperless Entry was drawn or authorised.

         (c)   In this clause 15.2, DRAWINGS ACCOUNT means:

               (i) any account referred to in the Ancillary Facility Documents as a Trust Drawings Account or a Nominated Account; or

               (ii) any other account which the parties agree is to be a Drawings Account.










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SCHEDULE 1

         An Eligible Loan means a Loan which, as at the Cut-Off Date for that Loan has the following characteristics:

         (a) is denominated and payable only in Australian dollars in Australia;

         (b)   the interest rate applicable to the Loan must be either:

               (i) a variable rate based upon any determinant as may be considered appropriate by the Servicer in its absolute discretion;

               (ii) a fixed rate provided that a Loan shall only incorporate a fixed rate of interest where:

                         (A) the fixed rate does not apply for a continuous period exceeding five years from:

                              (1) the settlement date of the Loan where the Loan bears a fixed rate of interest from the date it is settled; or

                              (2) the date on which the Loan starts to bear a fixed rate of interest, where that Loan either:

                                   (a) bears a floating rate of interest and is converting to a fixed rate of interest; or

                                   (b)  bears a fixed rate of interest which is
                                        scheduled to convert to a floating rate
                                        of interest but (with the approval of
                                        the relevant Mortgage Insurer) the
                                        relevant Obligor has elected to pay a
                                        new fixed rate of interest; and

                         (B) the fixed rate cash flows are swapped to a floating rate pursuant to an Interest Rate Swap and the floating rate payable by the Swap Provider is set on the same dates as the Interest Rate is set on Notes; or

               (iii) a combination of a variable rate (as described in sub-paragraph (b)(i)) as to part of the Loan Amount and a fixed rate (as described in sub-paragraph (b)(ii)) as to the balance of the Loan Amount;

         (c) is secured by a Mortgage that constitutes a first ranking mortgage over freehold land or Crown leasehold land in Australia which is or will be registered under Real Property Legislation and satisfies the following criteria:

               (i) the amount secured or to be secured by the Mortgage must not exceed $1,500,000;

               (ii)      in respect of a Mortgage:

                         (A)  to secure a Loan for a principal amount:



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                              (1)  not exceeding $300,000 - the Loan to Value
                                   Ratio in respect of that Loan must not exceed 95%; and

                              (2)  exceeding $300,000 but not exceeding $500,000
                                   - the Loan to Value Ratio in respect of that Loan must not exceed 90%;

                         (B) to secure a Loan exceeding $500,000 but not exceeding $1,000,000 - the Subject Property must constitute a single property within the metropolitan areas of Sydney, Melbourne, Brisbane, Adelaide or Perth and the Loan to Value Ratio in respect of that Loan must not exceed 80%;

                         (C) to secure a Loan exceeding $1,000,000 but not exceeding $1,250,000 - the Subject Property must constitute a single property within the metropolitan areas of Melbourne or Sydney and the Loan to Value Ratio in respect of that Loan must not exceed 75%; and

                         (D) to secure a Loan exceeding $1,250,000 - the Subject Property must constitute a single property within the metropolitan areas of Melbourne or Sydney and the Loan to Value Ratio in respect of that Loan must not exceed 65%.

               (iii) the Subject Property has a completed residential dwelling erected thereon;

               (iv) the improvements on the Subject Property are insured against such risks (including fire and general insurance) as the Servicer deems in its absolute discretion should be the subject of insurance cover and the insurance policy in respect of such cover must be endorsed with the name of the Trustee as mortgagee;

               (v) the Subject Property is valued by a valuer approved of by the Servicer unless:

                         (A)  the Loan to Value Ratio does not exceed 80%;

                         (B)  the Loan Amount does not exceed:

                              (1) $250,000 when secured over a single property within the metropolitan area of Sydney;

                              (2) $200,000 when secured over a single property within any other city and metropolitan areas of Australia; or

                              (3) $150,000 when secured over a single property within any other areas of Australia; and

                         (C) the predominant purpose of the Loan is the purchase of the Subject Property; and

               (vi)      all security documents have been:

                         (A) prepared by law firms or Title Insurers appointed by and acting for the relevant Approved Seller and the Servicer or, where Loans are

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                              originated by the Trustee, acting for the Trustee
                              and the Servicer; and

                         (B) prepared in accordance with applicable Consumer Credit Legislation;

         (d) which, together with all other Loans held by the Trustee, has the following characteristics:

               (i) at least 90% of the aggregate Subject Property of all Loans must be located in metropolitan areas of the capital cities and major regional centres of Australia; and

               (ii) not more than 15% of the aggregate Loan Amount of the Loans shall comprise individual Loans each with a Loan Amount exceeding $500,000 and secured by a Mortgage over a single property;

         (e)   (i)       the relevant Approved Seller is the beneficial owner of
                         each Loan and Mortgage at the time of the equitable assignment;

               (ii) the Trustee will be the beneficial owner of each Loan and Mortgage after that assignment (free of any encumbrances);

               (iii)     the Loan and Mortgage are valid and enforceable;

               (iv) all applicable stamp duties have been paid on the Mortgage;

               (v) the Loan and Mortgage will form part of the Assets of the Trust;

               (vi) the whole of the right, title and interest of the mortgagee under the Mortgage will be acquired by the Trustee;

               (vii) the Loan has been serviced and managed in accordance with the requirements of the Servicer's policy and procedures manual;

               (viii) the Mortgage Insurance Policy and any Title Insurance Policy in relation to the Loan and the related Mortgage does not restrict the assignment to the Trustee;

               (ix)      the Loan is not in Arrears over 30 days at the Cut-Off
                         Date;

               (x) the Loan is subject to monthly, fortnightly or weekly payments which fully amortise the Loan over its term;

               (xi) the Loan Agreement and the Mortgage comply in all material respects with all applicable laws (including any Consumer Credit Legislation);

               (xii) the Loan Agreement and the Mortgage are assignable by the relevant Approved Seller in equity without prior consent being required from, or notice of the assignment needing to be given to, the mortgagor, the Obligor or any other person; and

               (xiii) the Loan Agreement and the Mortgage have been duly authorised and are in full force and effect and constitute legal, valid and binding obligations of the relevant Obligor and mortgagor enforceable against that Obligor and

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                         mortgagor in accordance with its terms and is not
                         subject to any dispute, offset or counterclaim;

         (f) is covered by a valid, binding and enforceable Mortgage Insurance Policy;

         (g) has an Obligor (and where the Servicer so requires, a guarantor) that is a natural person or a corporation;

         (h) was approved and (if relevant) originated by the Servicer in the ordinary course of its business;

         (i) the relevant Obligor in respect of which is required to repay the Loan by no later than [*]; and

         (j) does not require (nor does the relevant Loan Agreement require) the Trustee to provide any Redraws or other advances once the initial funding has been provided under the relevant Loan Agreement.




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SCHEDULE 2

---------------------------------------------------------------------------------------------------------------
NAME OF LOAN                                     GENERAL CHARACTERISTICS OF LOAN
---------------------------------------------------------------------------------------------------------------
Interstar "Premium" Access Account               Amortising principal and interest repayment ("P&I") loans
                                                 with an interest rate variable at the discretion of the
                                                 Servicer and incorporating limited "redraw" facilities that will be available to borrowers only at the sole discretion of the Servicer.
---------------------------------------------------------------------------------------------------------------
Interstar "Fix'n Float" Access Account           Amortising "P&I" loans with an interest rate fixed for a
                                                 specific initial period of up to five years after which the interest rate converts to a variable rate at the discretion of the Servicer.
---------------------------------------------------------------------------------------------------------------
Interstar "IO Float" Access Account              Non-amortising loans requiring interest only repayments by the borrowers for a specific initial period of up to ten
                                                 years with an interest rate variable at the discretion of
                                                 the Servicer.  At the expiration of the initial period the loans convert to the standard amortising "P&I" loans with an interest rate variable at the discretion of the Servicer.
---------------------------------------------------------------------------------------------------------------
Interstar "IO Fixed" Access Account              Non-amortising loans requiring interest only repayments by the borrowers for a specific initial period of up to five
                                                 years with an interest rate fixed for this initial period.
                                                 At the expiration of the initial period the loans convert to the standard amortising "P&I" loans with an interest rate
                                                 variable at the discretion of the Servicer.
---------------------------------------------------------------------------------------------------------------
Interstar "Gold" Access Account                  Amortising line of credit "P&I" loans with an interest rate variable at the discretion of the Servicer, and
                                                 incorporating facilities that allow borrowers to:

                                                 (a)      draw funds up to a predetermined amortising limit;

                                                 (b)      repay some or all of those funds; and

                                                 (c)      redraw those funds again up to the then-current
                                                          amortised limit subject always to such right to
                                                          redraw funds being at the absolute discretion of
                                                          the Servicer,

                                                 during the life of the loan facility.
---------------------------------------------------------------------------------------------------------------


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
---------------------------------------------------------------------------------------------------------------
NAME OF LOAN                                     GENERAL CHARACTERISTICS OF LOAN
---------------------------------------------------------------------------------------------------------------
Interstar "Split" Access Account                 A combined facility which:

                                                 (a)      as to a specified dollar proportion of the facility
                                                          has the general characteristics of one type of Loan
                                                          as referred to above; and

                                                 (b)      as to the remaining dollar proportion of the
                                                          facility has the general characteristics of another
                                                          type of Loan as referred to above.
---------------------------------------------------------------------------------------------------------------








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EXECUTED as a deed.

Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.

TRUSTEE

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES VICTORIA LIMITED by its attorney in the presence of:



-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature


-------------------------------------      -------------------------------------
Print Name                                 Print Name

TRUST MANAGER

SIGNED SEALED AND DELIVERED for INTERSTAR
SECURITISATION MANAGEMENT PTY LIMITED
by its attorney in the presence of:


-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name




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SERVICER

SIGNED SEALED AND DELIVERED for INTERSTAR
SECURITIES (AUSTRALIA) PTY LIMITED by its attorney in the presence of:


-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name


SECURITY TRUSTEE

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEE COMPANY LIMITED by its attorney in the presence of:


-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name



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APPROVED SELLERS

SIGNED SEALED AND DELIVERED for INTERSTAR
NOMINEES (B) PTY LIMITED by its attorney in the presence of:


-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name



SIGNED SEALED AND DELIVERED for INTERSTAR
NOMINEES (N) PTY LIMITED by its attorney in the presence of:


-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name



SIGNED SEALED AND DELIVERED for INTERSTAR
NOMINEES (R) PTY LIMITED by its attorney in the presence of:


-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name


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NOTE TRUSTEE, CALCULATION AGENT, PRINCIPAL PAYING AGENT AND NOTE REGISTRAR


SIGNED SEALED AND DELIVERED for THE BANK
OF NEW YORK, NEW YORK BRANCH by its
attorney in the presence of:



-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name



LUXEMBOURG PAYING AGENT

SIGNED SEALED AND DELIVERED for THE BANK
OF NEW YORK (LUXEMBOURG) S.A. by its
attorney in the presence of:



-------------------------------------      -------------------------------------
Witness Signature                          Attorney Signature

-------------------------------------      -------------------------------------
Print Name                                 Print Name



--------------------------------------------------------------------------------
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